UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2004

DEVELOPERS DIVERSIFIED REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-11690	34-1723097

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3300 Enterprise Parkway, Beachwood, Ohio	44122

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 755-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K is being filed to update the pro forma financial information for the nine month period ended September 30, 2004 and for the year ended December 31, 2003 to reflect the merger with JDN Realty Corporation (“JDN”) which occurred on March 13, 2003, the acquisition or probable acquisition of the properties from Benderson Development Company and related entities (“Benderson”) by the Company and its equity affiliate and the probable acquisition of 15 properties from the Caribbean Property Group, LLC (“CPG”).

In November 2004, the Company entered into an agreement to purchase 15 Puerto Rican retail real estate assets, totaling nearly 5.0 million square feet from CPG. The total purchase price is expected to be approximately $1.15 billion. The transaction is expected to close during the first quarter of 2005, subject to the Company’s due diligence and other standard closing conditions. These properties are referred to herein as the “Probable CPG Properties.” Information on these properties is attached as SCHEDULE A.

In March 2004, the Company announced that it entered into an agreement to purchase interests in 110 retail real estate assets (the “Benderson Properties”) with approximately 18.8 million square feet of GLA, from Benderson. As of September 30, 2004, the Company acquired an interest in 104 assets from Benderson, including 14 of which were acquired through a joint venture equity interest. At September 30, 2004, six assets were not acquired by the Company. From October 1, 2004 through December 14, 2004, the Company acquired an interest in two additional assets. The Company intends to acquire an interest in one more property. The Company will not acquire interests in 3 of the assets. The 92 properties acquired by the Company to date together with the property expected to be acquired are referred to herein as the “Benderson Acquisition Properties.” Benderson retained a 2% equity interest in 52 of the Benderson Properties in the form of operating partnership units (“OP Units”). The Company assigned its rights under the purchase agreement to acquire interests in the other 14 retail real estate assets to a joint venture (the “Joint Venture Properties”).

In May 2004, the Company contributed nine properties to a joint venture. Eight of the properties were owned by the Company and one of the properties was held by the Company through a joint venture.

The audited statements of JDN along with a description of the transaction were included in the Company’s Current Report on Form 8-K dated and filed on January 20, 2004.

Audited combined statements of revenues and certain expenses for the year ended December 31, 2003 for the Benderson Properties along with a description of the transaction were included in the Current Report on Form 8-K dated March 31, 2004 and filed April 15, 2004. The unaudited combined statements of revenues and certain expenses for the three months ended March 31, 2004 and 2003 for the Benderson Properties were included in the Company’s Current Report on Form 8-K dated June 22, 2004 and filed on June 24, 2004.

Financial Statements

•	Caribbean Property Group Portfolio I – 11 of the Probable CPG Properties

• Historical summary of audited combined statements of revenues and certain expenses for the nine month period ended September 30, 2004

• Audited financial statements for the period from March 26, 2003 (inception) to December 31, 2003 for six of the Probable CPG Properties

• Audited financial statements for the period from June 11, 2003 (inception) to December 31, 2003 for five of the Probable CPG Properties

•	Caribbean Property Group Portfolio II – four of the Probable CPG Properties

• Historical summary of unaudited combined statements of revenues and certain expenses for the nine month period ended September 30, 2004

• Audited financial statements for the year ended December 31, 2003 for four of the Probable CPG Properties

•	None of the other properties acquired in 2003 or from January 1, 2004 to December 14, 2004, individually or in the aggregate, constitute a “significant subsidiary” pursuant to the S-X rules. As a result, the information is not presented herein.

Pro Forma Financial Information (unaudited)

Unaudited pro forma financial information for the Company is presented as follows:

•	Pro forma condensed consolidated balance sheet at September 30, 2004

•	Pro forma condensed consolidated statement of operations for the nine month period ended September 30, 2004

•	Pro forma condensed consolidated statement of operations for the year ended December 31, 2003

•	Estimated twelve month pro forma statement of taxable net operating income and operating funds available for the period ended December 31, 2003

Exhibits

(23.1) Consent of PricewaterhouseCoopers LLP

(23.2) Consent of PricewaterhouseCoopers LLP

(23.3) Consent of Ernst & Young LLP

SCHEDULE A

PROBABLE CPG PROPERTIES

				DDR
				ANTICIPATED	TOTAL
			DATE OF	OWNERSHIP	OWNED	PERCENT
PROJECT	CITY	COUNTRY	ACQUISITION	INTEREST	GLA	LEASED	ANCHOR TENANTS
1 Camino Real	San German	Puerto Rico	Probable Acquisition	100%	49,172	100.0%	Carribbean Cinemas
2 Plaza Cayey	Cayey	Puerto Rico	Probable Acquisition	100%	340,118	100.0%	Wal-Mart Supercenter, Carribbean Cinemas
3 Plaza Del Sol	San Juan	Puerto Rico	Probable Acquisition	100%	711,379	98.3%	Wal-Mart, Best Buy, Home Depot, Bed Bath & Beyond
4 Plaza Escorial	Carolina	Puerto Rico	Probable Acquisition	100%	601,535	100.0%	Wal-Mart, Sam’s Club, Home Depot, OfficeMax, Borders
5 Plaza Isabela	Isabela	Puerto Rico	Probable Acquisition	100%	259,035	96.9%	Wal-Mart, Carribbean Cinemas
6 Plaza Palma Real	Humacao	Puerto Rico	Probable Acquisition	100%	441,834	100.0%	Wal-Mart, J C Penny, CineVista Theatres
7 Plaza Del Norte	Arecibo	Puerto Rico	Probable Acquisition	100%	671,000	97.7%	Wal-Mart. J C Penny, Sears, Toy “R” Us
8 Plaza Del Oeste	San German	Puerto Rico	Probable Acquisition	100%	184,746	99.5%	Kmart, Pueblo Xtra
9 Plaza Fajardo	Fajardo	Puerto Rico	Probable Acquisition	100%	251,402	100.0%	Wal-Mart, Walgreens
10 Plaza Wal-Mart	Guayama	Puerto Rico	Probable Acquisition	100%	163,599	100.0%	Wal-Mart
11 Plaza Vega Baja	Vega Baja	Puerto Rico	Probable Acquisition	100%	184,938	100.0%	Big Kmart, Walgreens
12 Plaza Del Atlantico	Arecibo	Puerto Rico	Probable Acquisition	100%	222,953	100.0%	Big Kmart
13 Plaza Rio Hondo	San Juan	Puerto Rico	Probable Acquisition	100%	535,334	94.8%	Kmart, CompUSA, Marshalls
14 Rexville Plaza	San Juan	Puerto Rico	Probable Acquisition	100%	132,383	88.8%	Puerto Xtra, Capri
15 Senorial Plaza	San Juan	Puerto Rico	Probable Acquisition	100%	209,568	86.8%	Big Kmart

DEVELOPERS DIVERSIFIED REALTY CORPORATION

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Developers Diversified Realty Corporation:

We have audited the accompanying Historical Summary of Combined Statement of Revenues and Certain Expenses of Caribbean Property Group, LLC Portfolio I (“CPG I”) for the nine month period ended September 30, 2004. This Historical Summary is the responsibility of CPG I’s management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) as described in Note 2 and is not intended to be a complete presentation of CPG I’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Caribbean Property Group, LLC Portfolio I for the nine month period ended September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP
Cleveland, Ohio
December 14, 2004

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio I
Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004

Revenues:
Minimum rent	$42,982,426
Temporary tenant rent	2,053,591
Percentage rent	360,953
Recoveries from tenants	17,478,642
Other income	347,699

63,223,311

Certain expenses:
Operating and maintenance	14,455,088
Real estate taxes	2,009,474

16,464,562

Revenues in excess of certain expenses	$46,758,749

The accompanying notes are an integral part of this historical summary.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio I
Notes to Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004

1. OPERATION AND PROBABLE ACQUISITION OF THE PROPERTIES

On November 2, 2004, Developers Diversified Realty Corporation (“DDR”), entered into an agreement to purchase 15 retail real estate assets from Caribbean Property Group, LLC and its affiliates (“CPG”). DDR believes it is probable the acquisition will close during the first quarter of 2005.

Caribbean Property Group Portfolio I (“Portfolio I”) is not a legal entity, but rather a combination of the following 11 retail properties (“Properties”) in which affiliated entities of CPG own a significant interest and represent 11 of the 15 properties to be acquired:

Shopping Center	Location
Plaza Del Norte Plaza Del Oeste Plaza Fajardo Plaza Vega Baja Plaza Walmart Plaza Cayey Plaza Del Sol Plaza Escorial Isabela Camino Real Plaza Palma Real	Hatillo, Puerto Rico
San German, Puerto Rico
Fajardo, Puerto Rico
Vega Baja, Puerto Rico
Guayama, Puerto Rico
Cayey, Puerto Rico
Bayomon, Puerto Rico
San Juan, Puerto Rico
San German, Puerto Rico
San German, Puerto Rico
Humacao, Puerto Rico

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying historical summary of combined statement of revenues and certain expenses includes the operations of the above 11 retail properties subject to the probable acquisition for the nine month period ended September 30, 2004. These 11 properties were acquired and managed by CPG during 2003. This historical summary has been prepared on the accrual basis of accounting.

The accompanying historical summary of combined financial statement is not representative of the actual operations for the period presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred by DDR in the future operation of the Portfolio, have been excluded. Revenues excluded consist of interest income and lease termination fees. Expenses excluded consist primarily of depreciation and amortization, property management fees, interest, and other allocated overhead expenses.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio I
Notes to Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term leases provide for accelerating payment terms over the life of the lease or for rent-free periods. Portfolio I recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. Portfolio I defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the Properties and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period, to disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

The Portfolio I tenant base includes primarily national and regional retail chains and local retailers; consequently, Portfolio I’s credit risk is concentrated in the retail industry. Revenues derived from Portfolio I’s largest tenants, Wal-Mart/Sam's, Pueblo Xtra, Marianne/Marianne Plus, Kress/Kress Kids aggregated 14.7%, 3.2%, 2.1% and 2.1% of total minimum base rental revenues for the nine month period ended September 30, 2004, respectively.

3. TRANSACTIONS WITH RELATED PARTIES

CPG is the property manager for all properties included in this historical summary. Management fees associated with Portfolio I have been eliminated as discussed in Note 2.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio I
Notes to Historical Summary of Combined Statement of Revenues and Certain
Expenses
For the Nine Month Period Ended September 30, 2004

4. RENTAL INCOME AND EXPENSE FROM OPERATING LEASES

Portfolio I has operating leases with tenants, which expire in various years through 2042. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes and certain operating costs.

The following is a schedule of fixed minimum future rentals to be received under noncancelable retail operating leases for the subsequent five years ending December 31, and thereafter: $53,629,000 – 2005, $51,810,000 – 2006, $48,000,000 – 2007, $43,715,000 – 2008 and $245,356,000 thereafter.

FINANCIAL STATEMENTS

CPR San German LP, S.E.

For the period from March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR San German LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR San German LP, S.E.

We have audited the accompanying balance sheet of CPR San German LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR San German LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR San German LP, S.E.

Balance Sheet

December 31, 2003

Assets
Land	$3,417,031
Cash and cash equivalents	20,582
Escrow deposits	158,453
Tenant receivables	6,539
Deferred rent receivables	53,125
Intangible lease assets, net of accumulated amortization of $7,301	140,215
Deferred financing costs, net of accumulated amortization of $10,803	32,408
Prepaid expenses and other assets	14,266
Interest rate cap	5,283

Total assets	$3,847,902

Liabilities and partners’ capital
Mortgage note payable	$2,723,697
Accounts payable and accrued expenses	13,976
Intangible lease liabilities, net of accumulated amortization of $10,890	240,350
Due to affiliate	10,447

Total liabilities	2,988,470
Commitments and contingencies
Partners’ capital	859,432

Total liabilities and partners’ capital	$3,847,902

See accompanying notes.

2

CPR San German LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$283,701
Tenant reimbursements:
Common area maintenance	33,429
Real estate and other taxes	31,009
Insurance	12,186

Total revenue	360,325
Expenses
Common area maintenance	24,505
Real estate and other taxes	31,391
Insurance	12,638
General and administrative	16,787
Management fees, related party	11,510

Total expenses	96,831

Income before interest and amortization	263,494

Interest and amortization
Interest	96,517
Amortization	7,301

Total interest and amortization	103,818

Net income	$159,676

See accompanying notes.

3

CPR San German LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, March 26, 2003	$—	$—	$—
Contributions	7,852	777,368	785,220
Distributions	(855)	(84,609)	(85,464)
Net income	1,597	158,079	159,676

Partners’ capital, December 31, 2003	$8,594	$850,838	$859,432

See accompanying notes.

4

CPR San German LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$159,676
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate cap	5,164
Amortization of deferred financing costs	10,803
Amortization of intangible lease assets and liabilities, net	(3,589)
Changes in operating assets and liabilities:
Tenant receivables	(6,539)
Deferred rent receivables	(53,125)
Prepaid expenses and other assets	(14,266)
Accounts payable and accrued expenses	13,976

Net cash provided by operating activities	112,100
Cash flows from investing activity
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(3,313,307)

Net cash used in investing activities	(3,313,307)
Cash flows from financing activities
Payment of escrow deposits	(158,453)
Proceeds from mortgage note payable	2,723,697
Payment of financing costs	(43,211)
Contributions	785,220
Distributions	(85,464)

Net cash provided by financing activities	3,221,789

Net increase in cash and cash equivalents	20,582
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$20,582

Supplemental disclosure of cash flow information
Cash paid for interest	$75,874

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$10,447

See accompanying notes.

5

CPR San German LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR San German LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and lease the land underlying the Plaza San German Shopping Center (the Property) located in San German, Puerto Rico. The partners are CPR San German GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR San German LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Land

Land is stated at cost. Management reviews the land and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the land and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the land and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

7

CPR San German LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Advertising Costs

The Partnership expenses advertising costs as incurred. No advertising costs were incurred during the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property is determined by valuing the property as if it were vacant. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

8

CPR San German LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $147,516 of intangible lease assets and $251,240 of intangible lease liabilities. During 2003, the Partnership recognized $7,301 of amortization of intangible lease assets related to direct lease costs included in amortization expense and $10,890 of amortization related to the intangible lease liabilities that was recognized as an increase in base rent.

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$9,735	$14,520
2005	9,735	14,520
2006	9,735	14,520
2007	9,735	14,520
2008	9,735	14,520
Thereafter	91,540	167,750

Total	$140,215	$240,350

9

CPR San German LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 15.55 years and the weighted average remaining life of the intangible lease liabilities is approximately 17.70 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

3. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

10

CPR San German LP, S.E.

Notes to Financial Statements (continued)

4. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $2,723,697 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

At December 31, 2003, the fair value of the interest rate cap was $5,283. The change in fair value of the interest rate cap totaled $5,164 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $5,164. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

5. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2025. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$292,000
2005	302,233
2006	315,950
2007	332,950
2008	339,950
Thereafter	3,922,227

$5,505,310

11

CPR San German LP, S.E.

Notes to Financial Statements (continued)

6. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $1,748 for the period from March 26, 2003 (inception) to December 31, 2003.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $608 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership generated 100% of base rent revenue from four tenants.

12

FINANCIAL STATEMENTS

CPR Cayey LP, S.E.

For the period from March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR Cayey LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR Cayey LP, S.E.

We have audited the accompanying balance sheet of CPR Cayey LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR Cayey LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR Cayey LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$36,276,460
Cash and cash equivalents	87,338
Escrow deposits	468,491
Tenant receivables	193,008
Deferred rent receivables	228,707
Intangible lease assets, net of accumulated amortization of $129,475	1,901,059
Deferred financing costs, net of accumulated amortization of $102,936	326,024
Prepaid expenses and other assets	112,369
Interest rate cap	52,413

Total assets	$39,645,869

Liabilities and partners’ capital
Mortgage note payable	$27,022,120
Accounts payable and accrued expenses	199,283
Intangible lease liabilities, net of accumulated amortization of $367,799	7,858,909
Due to affiliate	103,645
Tenant prepaid rents, security deposits and other liabilities	16,917

Total liabilities	35,200,874
Commitments and contingencies
Partners’ capital	4,444,995

Total liabilities and partners’ capital	$39,645,869

See accompanying notes.

2

CPR Cayey LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$2,520,946
Percentage rent	84,480
Tenant reimbursements:
Common area maintenance	404,281
Real estate and other taxes	68,301
Insurance	96,221
Marketing and advertising	105,993

Total revenue	3,280,222
Expenses
Common area maintenance	246,590
Real estate and other taxes	69,872
Insurance	97,663
Marketing and advertising	105,993
General and administrative	114,029
Management fees, related party	104,709

Total expenses	738,856

Income before interest, depreciation and amortization	2,541,366

Interest, depreciation and amortization
Interest	953,311
Depreciation and amortization	599,434

Total interest, depreciation and amortization	1,552,745

Net income	$988,621

See accompanying notes.

3

CPR Cayey LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)

to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital at March 26, 2003	$—	$—	$—
Contributions	43,081	4,265,018	4,308,099
Distributions	(8,517)	(843,208)	(851,725)
Net income	9,886	978,735	988,621

Partners’ capital at December 31, 2003	$44,450	$4,400,545	$4,444,995

See accompanying notes.

4

CPR Cayey LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$988,621
Adjustments to reconcile net income to net cash provided by
operating activities:
Change in fair value of interest rate cap	51,232
Depreciation	543,944
Amortization of deferred financing costs	102,936
Amortization of intangible lease assets and liabilities, net	(238,324)
Changes in operating assets and liabilities:
Tenant receivables	(193,008)
Deferred rent receivables	(228,707)
Prepaid expenses and other assets	(112,369)
Accounts payable and accrued expenses	199,283
Tenant prepaid rents, security deposits and other liabilities	16,917

Net cash provided by operating activities	1,130,525
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(20,974)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(30,603,256)

Net cash used in investing activities	(30,624,230)
Cash flows from financing activities
Payment of escrow deposits	(468,491)
Proceeds from mortgage note payable	27,022,120
Payment of financing costs	(428,960)
Contributions	4,308,099
Distributions	(851,725)

Net cash provided by financing activities	29,581,043

Net increase in cash and cash equivalents	87,338
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$87,338

Supplemental disclosure of cash flow information
Cash paid for interest	$752,755

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$103,645

See accompanying notes.

5

CPR Cayey LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR Cayey LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and operate the Plaza Cayey Shopping Center (the Property) located in Cayey, Puerto Rico. The partners are CPR Cayey GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $105,993 for the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute

8

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $2,030,534 of intangible lease assets and $8,226,708 of intangible lease liabilities. During 2003, the Partnership recognized $55,490 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $293,814 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net increase in base rent.

9

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

		Intangible
	Intangible	Lease
Year	Lease Assets	Liabilities
2004	$172,633	$490,398
2005	172,633	490,398
2006	172,633	490,398
2007	172,633	490,398
2008	155,950	490,257
Thereafter	1,054,577	5,407,060

Total	$1,901,059	$7,858,909

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 10.95 years and the weighted average remaining life of the intangible lease liabilities is approximately 16.52 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$8,678,166
Building and improvements	39 years	28,121,264
Furniture, fixtures and equipment	5 - 15 years	20,974

		36,820,404
Less — accumulated depreciation		(543,944)

Real estate, net		$36,276,460

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $27,022,120 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

11

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments

At December 31, 2003, the fair value of the interest rate cap was $52,413. The change in fair value of the interest rate cap totaled $51,232 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $51,232. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2022. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$2,706,856
2005	2,730,962
2006	2,759,342
2007	2,954,784
2008	2,988,880
Thereafter	19,545,286

$33,686,110

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

12

CPR Cayey LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $44,285 for the period from March 26, 2003 (inception) to December 31, 2003.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $24,806 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 11% of base rent revenue was derived from a single tenant and approximately 29% of base rent revenue was generated from four tenants.

13

FINANCIAL STATEMENTS

CPR Del Sol LP, S.E.

For the period from March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR Del Sol LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR Del Sol LP, S.E.

We have audited the accompanying balance sheet of CPR Del Sol LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR Del Sol LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR Del Sol LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$191,064,739
Cash and cash equivalents	1,664,043
Escrow deposits	2,039,523
Tenant receivables, net of a $257,628 allowance for doubtful accounts	692,226
Deferred rent receivables	1,113,989
Intangible lease assets, net of accumulated amortization of $1,139,046	7,206,204
Deferred financing costs, net of accumulated amortization of $640,789	1,922,366
Prepaid expenses and other assets	678,215
Interest rate cap	325,391

Total assets	$206,706,696

Liabilities and partners’ capital
Mortgage note payable	$167,755,024
Accounts payable and accrued expenses	1,063,993
Intangible lease liabilities, net of accumulated amortization of $677,572	6,692,890
Due to affiliate	643,444
Tenant prepaid rents, security deposits and other liabilities	973,432

Total liabilities	177,128,783
Commitments and contingencies Partners’ capital	29,577,913

Total liabilities and partners’ capital	$206,706,696

See accompanying notes.

2

CPR Del Sol LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$12,859,420
Percentage rent	397,094
Tenant reimbursements:
Common area maintenance	3,459,393
Real estate and other taxes	732,532
Insurance	681,862
Marketing and advertising	379,283
Other	139,506

Total revenue	18,649,090
Expenses
Common area maintenance	2,528,248
Real estate and other taxes	785,372
Insurance	698,060
Marketing and advertising	367,052
General and administrative	794,471
Management fees, related party	711,667

Total expenses	5,884,870

Income before interest, depreciation and amortization	12,764,220

Interest, depreciation and amortization
Interest	5,919,963
Depreciation and amortization	3,191,446

Total interest, depreciation and amortization	9,111,409

Net income	$3,652,811

See accompanying notes.

3

CPR Del Sol LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, March 26, 2003	$—	$—	$—
Contributions	312,588	30,946,241	31,258,829
Distributions	(53,337)	(5,280,390)	(5,333,727)
Net income	36,528	3,616,283	3,652,811

Partners’ capital, December 31, 2003	$295,779	$29,282,134	$29,577,913

See accompanying notes.

4

CPR Del Sol LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$3,652,811
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate cap	318,053
Depreciation	3,026,232
Amortization of deferred financing costs	640,789
Amortization of intangible lease assets and liabilities, net	461,474
Provision for bad debts	257,628
Changes in operating assets and liabilities:
Tenant receivables	(949,854)
Deferred rent receivables	(1,113,989)
Prepaid expenses and other assets	(678,215)
Accounts payable and accrued expenses	1,063,993
Tenant prepaid rents, security deposits and other liabilities	973,432

Net cash provided by operating activities	7,652,354
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(968,516)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(194,097,243)

Net cash used in investing activities	(195,065,759)
Cash flows from financing activities
Payment of escrow deposits	(2,039,523)
Proceeds from mortgage note payable	167,755,024
Payment of financing costs	(2,563,155)
Contributions	31,258,829
Distributions	(5,333,727)

Net cash provided by financing activities	189,077,448

Net increase in cash and cash equivalents	1,664,043
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$1,664,043

Supplemental disclosure of cash flow information
Cash paid for interest	$4,673,142

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$643,444

See accompanying notes.

5

CPR Del Sol LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR Del Sol LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and operate the Plaza Del Sol Shopping Center (the Property) located in Bayamon, Puerto Rico. The partners are CPR Del Sol GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $367,052 for the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute

8

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $8,345,250 of intangible lease assets and $7,370,462 of intangible lease liabilities. During 2003, the Partnership recognized $165,214 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $296,260 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

9

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

		Intangible
	Intangible	Lease
Year	Lease Assets	Liabilities
2004	$1,290,674	$868,255
2005	1,232,548	852,776
2006	1,167,687	830,219
2007	1,039,953	811,800
2008	907,953	791,779
Thereafter	1,567,389	2,538,061

Total	$7,206,204	$6,692,890

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 10.38 years and the weighted average remaining life of the intangible lease liabilities is approximately 9.76 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$39,361,979
Building and improvements	39 years	153,760,476
Furniture, fixtures and equipment	5 – 15 years	968,516

		194,090,971
Less – accumulated depreciation		(3,026,232)

Real estate, net		$191,064,739

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $167,755,024 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

11

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate cap was $325,391. The change in fair value of the interest rate cap totaled $318,053 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $318,053. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2027. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$15,317,432
2005	15,274,304
2006	15,187,366
2007	14,288,423
2008	13,231,381
Thereafter	56,943,458

$130,242,364

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

12

CPR Del Sol LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $361,372 for the period from March 26, 2003 (inception) to December 31, 2003.

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $19,876, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $144,048 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 8% of base rent revenue was derived from a single tenant and approximately 31% of base rent revenue was generated from twelve tenants.

13

F I N A N C I A L S T A T E M E N T S

CPR Escorial LP, S.E.

For the Period from March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR Escorial LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR Escorial LP, S.E.

We have audited the accompanying balance sheet of CPR Escorial LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR Escorial LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR Escorial LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$84,876,008
Cash and cash equivalents	899,275
Escrow deposits	477,989
Tenant receivables, net of a $11,791 allowance for doubtful accounts	137,315
Deferred rent receivables	406,829
Intangible lease assets, net of accumulated amortization of $270,429	4,154,180
Deferred financing costs, net of accumulated amortization of $276,025	828,074
Prepaid expenses and other assets	192,670
Interest rate cap	138,838

Total assets	$92,111,178

Liabilities and partners’ capital
Mortgage note payable	$71,578,150
Accounts payable and accrued expenses	301,434
Intangible lease liabilities, net of accumulated amortization of $189,263	3,297,667
Due to affiliate	274,545
Tenant prepaid rents, security deposits and other liabilities	246,649

Total liabilities	75,698,445
Commitments and contingencies
Partners’ capital	16,412,733

Total liabilities and partners’ capital	$92,111,178

See accompanying notes.

2

CPR Escorial LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$5,749,926
Percentage rent	99,052
Tenant reimbursements
Common area maintenance	759,652
Real estate and other taxes	133,570
Insurance	189,841
Marketing and advertising	86,103
Other	18,665

Total revenue	7,036,809
Expenses
Common area maintenance	429,903
Real estate and other taxes	136,300
Insurance	192,427
Marketing and advertising	86,103
General and administrative	281,328
Management fees, related party	270,417

Total expenses	1,396,478

Income before interest, depreciation and amortization	5,640,331

Interest, depreciation and amortization
Interest	2,528,558
Depreciation and amortization	939,825

Total interest, depreciation and amortization	3,468,383

Net income	$2,171,948

See accompanying notes.

3

CPR Escorial LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)
to December 31, 2003

	General Partner	Limited Partner	Total
Partners’ capital at March 26, 2003	$—	$—	$—
Contributions	164,935	16,328,613	16,493,548
Distributions	(22,528)	(2,230,235)	(2,252,763)
Net income	21,719	2,150,229	2,171,948

Partners’ capital at December 31, 2003	$164,126	$16,248,607	$16,412,733

See accompanying notes.

4

CPR Escorial LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$2,171,948
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate cap	135,707
Depreciation	865,548
Amortization of deferred financing costs	276,025
Amortization of intangible lease assets and liabilities, net	81,166
Provision for bad debts	11,791
Changes in operating assets and liabilities:
Tenant receivables	(149,106)
Deferred rent receivables	(406,829)
Escrow deposits
Prepaid expenses and other assets	(192,670)
Accounts payable and accrued expenses	301,434
Tenant prepaid rents, security deposits and other liabilities	246,649

Net cash provided by operating activities	3,341,663
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(49,928)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(86,629,307)

Net cash used in investing activities	(86,679,235)
Cash flows from financing activities
Payment of escrow deposits	(477,989)
Proceeds from mortgage note payable	71,578,150
Payment of financing costs	(1,104,099)
Contributions	16,493,548
Distributions	(2,252,763)

Net cash provided by financing activities	84,236,847

Net increase in cash and cash equivalents	899,275
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$899,275

Supplemental disclosure of cash flow information
Cash paid for interest	$2,116,826

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$274,545

See accompanying notes.

5

CPR Escorial LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR Escorial LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and operate the Plaza Escorial Shopping Center (the Property) located in Carolina, Puerto Rico. The partners are CPR Escorial GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $86,103 for the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute

8

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $4,424,609 of intangible lease assets and $3,486,930 of intangible lease liabilities. During 2003, the Partnership recognized $74,277 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $6,889 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

9

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

		Intangible
	Intangible	Lease
Year	Lease Assets	Liabilities
2004	$360,572	$252,351
2005	360,572	252,351
2006	360,572	252,351
2007	360,572	252,351
2008	355,804	249,664
Thereafter	2,356,088	2,038,599

Total	$4,154,180	$3,297,667

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 14.52 years and the weighted average remaining life of the intangible lease liabilities is approximately 14.65 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$40,889,147
Building and improvements	39 years	44,802,481
Furniture, fixtures and equipment	5-15 years	49,928

		85,741,556
Less – accumulated depreciation		(865,548)

Real estate, net		$84,876,008

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $71,578,150 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

11

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate cap was $138,838. The change in fair value of the interest rate cap totaled $135,707 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $135,707. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2024. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$7,107,052
2005	7,315,400
2006	7,461,768
2007	7,506,272
2008	7,574,088
Thereafter	61,874,341

$98,838,921

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $59,148 for the period from March 26, 2003 (inception) to December 31, 2003.

12

CPR Escorial LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $17,013 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 33% of base rent revenue was derived from two tenants and approximately 61% of base rent revenue was generated from eight tenants.

13

F I N A N C I A L   S T A T E M E N T S

CPR Isabela LP, S.E.

For the Period From March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR Isabela LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR Isabela LP, S.E.

We have audited the accompanying balance sheet of CPR Isabela LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR Isabela LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR Isabela LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$35,569,633
Cash and cash equivalents	356,350
Escrow deposits	348,836
Tenant receivables	137,623
Deferred rent receivables	120,416
Intangible lease assets, net of accumulated amortization of $358,106	887,809
Deferred financing costs, net of accumulated amortization of $119,803	359,408
Prepaid expenses and other assets	116,185
Interest rate cap	61,130

Total assets	$37,957,390

Liabilities and partners’ capital
Mortgage note payable	$31,515,428
Accounts payable and accrued expenses	118,810
Intangible lease liabilities, net of accumulated amortization of $136,840	1,137,884
Due to affiliate	120,881
Tenant prepaid rents, security deposits and other liabilities	69,054

Total liabilities	32,962,057
Commitments and contingencies
Partners’ capital	4,995,333

Total liabilities and partners’ capital	$37,957,390

See accompanying notes.

2

CPR Isabela LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$2,404,920
Percentage rent	123,539
Tenant reimbursements:
Common area maintenance	584,668
Real estate and other taxes	151,884
Insurance	129,028
Marketing and advertising	102,222
Other	3,610

Total revenue	3,499,871
Expenses
Common area maintenance	374,142
Real estate and other taxes	153,199
Insurance	131,052
Marketing and advertising	102,223
General and administrative	123,716
Management fees, related party	132,780

Total expenses	1,017,112

Income before interest, depreciation and amortization	2,482,759

Interest, depreciation and amortization
Interest	1,112,368
Depreciation and amortization	719,714

Total interest, depreciation and amortization	1,832,082

Net income	$650,677

See accompanying notes.

3

CPR Isabela LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, March 26, 2003	$—	$—	$—
Contributions	53,370	5,283,581	5,336,951
Distributions	(9,923)	(982,372)	(992,295)
Net income	6,507	644,170	650,677

Partners’ capital, December 31, 2003	$49,954	$4,945,379	$4,995,333

See accompanying notes.

4

CPR Isabela LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$650,677
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate cap	59,751
Depreciation	599,722
Amortization of deferred financing costs	119,803
Amortization of intangible lease assets and liabilities, net	221,266
Changes in operating assets and liabilities:
Tenant receivables	(137,623)
Deferred rent receivables	(120,416)
Prepaid expenses and other assets	(116,185)
Accounts payable and accrued expenses	118,810
Tenant prepaid rents, security deposits and other liabilities	69,054

Net cash provided by operating activities	1,464,859
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(38,430)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(36,102,116)

Net cash used in investing activities	(36,140,546)
Cash flows from financing activities
Payment of escrow deposits	(348,836)
Proceeds from mortgage note payable	31,515,428
Payment of financing costs	(479,211)
Contributions	5,336,951
Distributions	(992,295)

Net cash provided by financing activities	35,032,037

Net increase in cash and cash equivalents	356,350
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$356,350

Supplemental disclosure of cash flow information
Cash paid for interest	$878,714

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$20,190

See accompanying notes.

5

CPR Isabela LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR Isabela LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and operate the Plaza Isabela Shopping Center (the Property) located in Isabela, Puerto Rico. The partners are CPR Isabela GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $102,223 for the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute

8

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

similar leases. In estimating carrying costs, management includes real estate taxes, insurance and other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $1,245,915 of intangible lease assets and $1,274,724 of intangible lease liabilities. During 2003, the Partnership recognized $119,992 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $101,274 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

9

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

		Intangible
	Intangible	Lease
Year	Lease Assets	Liabilities
2004	$215,531	$183,550
2005	126,701	158,526
2006	83,046	84,277
2007	73,070	67,036
2008	67,221	64,809
Thereafter	322,240	579,686

Total	$887,809	$1,137,884

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 8.35 years and the weighted average remaining life of the intangible lease liabilities is approximately 11.01 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$5,287,019
Building and improvements	39 years	30,843,906
Furniture, fixtures and equipment	5-15 years	38,430

		36,169,355
Less – accumulated depreciation		(599,722)

Real estate, net		$35,569,633

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $31,515,428 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

11

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate cap was $61,130. The change in fair value of the interest rate cap totaled $59,751 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $59,751. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2019. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$3,064,269
2005	2,911,278
2006	2,578,421
2007	2,410,858
2008	2,317,583
Thereafter	13,887,887

$27,170,296

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $51,527 for the period from March 26, 2003 (inception) to December 31, 2003.

12

CPR Isabela LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $5,792 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 21% of base rent revenue was derived from a single tenant and approximately 34% of base rent revenue was generated from three tenants.

13

FINANCIAL STATEMENTS

CPR Palma Real LP, S.E.

For the period from March 26, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

CPR Palma Real LP, S.E.

Financial Statements

For the period from March 26, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
CPR Palma Real LP, S.E.

We have audited the accompanying balance sheet of CPR Palma Real LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from March 26, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CPR Palma Real LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from March 26, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

CPR Palma Real LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$75,795,072
Cash and cash equivalents	875,235
Escrow deposits	619,169
Tenant receivables, net of a $64,022 allowance for doubtful accounts	259,857
Deferred rent receivables	260,307
Intangible lease assets, net of accumulated amortization of $302,956	1,836,406
Deferred financing costs, net of accumulated amortization of $244,787	734,529
Prepaid expenses and other assets	235,290
Interest rate cap	124,926

Total assets	$80,740,791

Liabilities and partners’ capital
Mortgage note payable	$64,405,581
Accounts payable and accrued expenses	424,358
Intangible lease liabilities, net of accumulated amortization of $419,198	4,257,245
Due to affiliate	247,035
Tenant prepaid rents, security deposits and other liabilities	298,275

Total liabilities	69,632,494
Commitments and contingencies
Partners’ capital	11,108,297

Total liabilities and partner’s capital	$80,740,791

See accompanying notes.

2

CPR Palma Real LP, S.E.

Statement of Income

For the period from March 26, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$5,160,836
Percentage rent	337,538
Tenant reimbursements:
Common area maintenance	1,162,619
Real estate and other taxes	232,012
Insurance	226,736
Marketing and advertising	158,793
Other	14,246

Total revenue	7,292,780
Expenses
Common area maintenance	776,540
Real estate and other taxes	236,666
Insurance	255,537
Marketing and advertising	160,913
General and administrative	301,981
Management fees, related party	273,509

Total expenses	2,005,146

Income before interest, depreciation and amortization	5,287,634

Interest, depreciation and amortization
Interest	2,271,602
Depreciation and amortization	1,393,880

Total interest, depreciation and amortization	3,665,482

Net income	$1,622,152

See accompanying notes.

3

CPR Palma Real LP, S.E.

Statement of Changes in Partners’ Capital

For the period from March 26, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, March 26, 2003	$—	$—	$—
Contributions	115,111	11,396,013	11,511,124
Distributions	(20,250)	(2,004,729)	(2,024,979)
Net income	16,222	1,605,930	1,622,152

Partners’ capital, December 31, 2003	$111,083	$10,997,214	$11,108,297

See accompanying notes.

4

CPR Palma Real LP, S.E.

Statement of Cash Flows

For the period from March 26, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$1,622,152
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate cap	122,109
Depreciation	1,258,362
Amortization of deferred financing costs	244,787
Amortization of intangible lease assets and liabilities, net	(116,242)
Provision for bad debts	64,022
Changes in operating assets and liabilities:
Tenant receivables	(323,879)
Deferred rent receivables	(260,307)
Prepaid expenses and other assets	(235,290)
Accounts payable and accrued expenses	424,358
Tenant prepaid rents, security deposits and other liabilities	298,275

Net cash provided by operating activities	3,098,347
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(84,103)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(74,432,250)

Net cash used in investing activities	(74,516,353)
Cash flows from financing activities
Payment of escrow deposits	(619,169)
Proceeds from mortgage note payable	64,405,581
Payment of financing costs	(979,316)
Contributions	11,511,124
Distributions	(2,024,979)

Net cash provided by financing activities	72,293,241

Net increase in cash and cash equivalents	875,235
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$875,235

Supplemental disclosure of cash flow information
Cash paid for interest	$1,794,143

Supplemental disclosure of noncash financing activity
Premium for interest rate cap paid by an affiliate on behalf of the Partnership	$247,035

See accompanying notes.

5

CPR Palma Real LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

CPR Palma Real LP, S.E. (the Partnership) was formed on March 26, 2003 to acquire, hold and operate the Plaza Palma Real Shopping Center (the Property) located in Humacao, Puerto Rico. The partners are CPR Palma Real GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and CPR Property Holdings S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by CPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $160,913 for the period from March 26, 2003 (inception) to December 31, 2003.

Derivative Financial Instrument

The Partnership has entered into an interest rate cap agreement to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instrument as an asset on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivative (see Note 5) shall be reported as adjustments through earnings, as the derivative has not been designated as a qualifying hedge under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

8

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment of base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $2,139,362 of intangible lease assets and $4,676,443 of intangible lease liabilities. During 2003, the Partnership recognized $135,518 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $251,760 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net increase in base rent.

9

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

		Intangible
	Intangible	Lease
Year	Lease Assets	Liabilities
2004	$360,773	$556,652
2005	344,195	521,246
2006	214,455	441,779
2007	130,781	326,723
2008	105,392	316,789
Thereafter	680,810	2,094,056

Total	$1,836,406	$4,257,245

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 10.95 years and the weighted average remaining life of the intangible lease liabilities is approximately 11.17 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$11,943,164
Building and improvements	39 years	65,026,167
Furniture, fixtures and equipment	5 – 15 years	84,103

		77,053,434
Less – accumulated depreciation		(1,258,362)

Real estate, net		$75,795,072

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by five other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate borrowings of the Partnership and the five affiliated entities totaled $365.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.7% (4.16% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on April 1, 2006, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for two additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into an interest rate cap agreement to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreement has a notional amount totaling $64,405,581 and expires on April 1, 2006. The Partnership is exposed to credit loss in the event of nonperformance by the counterparty in the interest rate cap agreement. However, the Partnership does not anticipate nonperformance by the counterparty.

11

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate cap was $124,926. The change in fair value of the interest rate cap totaled $122,109 for the period from March 26, 2003 (inception) to December 31, 2003 and has been recorded in interest expense in the accompanying statement of income. At December 31, 2003, the cumulative loss on the interest rate cap totaled $122,109. The interest rate cap agreement’s fair value is based on the amount that would have been paid on December 31, 2003 for an interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of the amount due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2020. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$6,006,673
2005	5,851,169
2006	4,936,561
2007	3,916,047
2008	3,701,566
Thereafter	30,832,796

$55,244,812

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $66,628 for the period from March 26, 2003 (inception) to December 31, 2003.

12

CPR Palma Real LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from March 26, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $11,539 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate represents amounts payable to CPR Holdings S.E. (Holdings), an entity affiliated by common ownership, representing the premium paid for the interest rate cap by Holdings on behalf of the Partnership.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 19% of base rent revenue was derived from a single tenant and approximately 40% of base rent revenue was generated from six tenants.

13

FINANCIAL STATEMENTS

MPR Del Norte LP, S.E.

For the period from June 11, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

MPR Del Norte LP, S.E.

Financial Statements

For the period from June 11, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
MPR Del Norte LP, S.E.

We have audited the accompanying balance sheet of MPR Del Norte LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from June 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPR Del Norte LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from June 11, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

MPR Del Norte LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$151,301,361
Cash and cash equivalents	2,468,645
Escrow deposits	1,051,469
Tenant receivables, net of a $141,009 allowance for doubtful accounts	537,087
Deferred rent receivables	177,724
Intangible lease assets, net of accumulated amortization of $735,777	5,807,007
Deferred financing costs, net of accumulated amortization of $373,498	1,058,478
Prepaid expenses and other assets	550,814
Interest rate caps	366,300

Total assets	$163,318,885

Liabilities and partners’ capital
Mortgage note payable	$102,812,500
Accounts payable and accrued expenses	865,395
Intangible lease liabilities, net of accumulated amortization of $1,175,604	24,722,969
Due to affiliates	14,704,502
Tenant prepaid rents, security deposits and other liabilities	709,943

Total liabilities	143,815,309
Commitments and contingencies
Partners’ capital	19,503,576

Total liabilities and partners’ capital	$163,318,885

See accompanying notes.

2

MPR Del Norte LP, S.E.

Statement of Income

For the period from June 11, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$6,890,573
Percentage rent	310,376
Tenant reimbursements:
Common area maintenance	2,797,762
Real estate and other taxes	314,123
Insurance	386,768
Marketing and advertising	287,719
Other	49,008

Total revenue	11,036,329
Expenses
Common area maintenance	1,672,630
Real estate and other taxes	330,691
Insurance	395,839
Marketing and advertising	286,929
General and administrative	299,809
Management fees, related party	401,610

Total expenses	3,387,508

Income before interest, depreciation and amortization	7,648,821

Interest, depreciation and amortization
Interest	2,691,455
Depreciation and amortization	1,954,173

Total interest, depreciation and amortization	4,645,628

Net income	$3,003,193

See accompanying notes.

3

MPR Del Norte LP, S.E.

Statement of Changes in Partners’ Capital

For the period from June 11, 2003 (inception) to
December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, June 11, 2003	$—	$—	$—
Contributions	191,010	18,909,990	19,101,000
Distributions	(26,006)	(2,574,611)	(2,600,617)
Net income	30,032	2,973,161	3,003,193

Partners’ capital, December 31, 2003	$195,036	$19,308,540	$19,503,576

See accompanying notes.

4

MPR Del Norte LP, S.E.

Statement of Cash Flows

For the Period from June 11, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$3,003,193
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate caps	(152,486)
Depreciation	1,779,190
Amortization of deferred financing costs	373,498
Amortization of intangible lease assets and liabilities, net	(439,827)
Provision for bad debts	141,009
Changes in operating assets and liabilities:
Tenant receivables	(678,096)
Deferred rent receivables	(177,724)
Prepaid expenses and other assets	(550,814)
Accounts payable and accrued expenses	865,395
Tenant prepaid rents, security deposits and other liabilities	709,943

Net cash provided by operating activities	4,873,281
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(325,983)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(133,398,779)

Net cash used in investing activities	(133,724,762)
Cash flows from financing activities
Payment of escrow deposits	(1,051,469)
Proceeds from mortgage note payable	102,812,500
Payment of financing costs	(1,431,976)
Advances from affiliates	14,704,502
Premium payments for interest rate caps	(213,814)
Contributions	19,101,000
Distributions	(2,600,617)

Net cash provided by financing activities	131,320,126

Net increase in cash and cash equivalents	2,468,645
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$2,468,645

Supplemental disclosure of cash flow information
Cash paid for interest	$2,268,765

See accompanying notes.

5

MPR Del Norte LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

MPR Del Norte LP, S.E. (the Partnership) was formed on June 11, 2003 to acquire, hold and operate the Plaza Del Norte Shopping Center (the Property) located in Hatillo, Puerto Rico. The partners are MPR Del Norte GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and MPR Mezzanine Holdings, S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by MPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $286,929 for the period from June 11, 2003 (inception) to December 31, 2003.

Derivative Financial Instruments

The Partnership has entered into two interest rate cap agreements to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instruments as assets on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivatives (see Note 5) shall be reported as adjustments through earnings, as the derivatives have not been designated as qualifying hedges under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

8

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment to base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $6,542,784 of intangible lease assets and $25,898,573 of intangible lease liabilities. During 2003, the Partnership recognized $174,983 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $614,810 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net increase in base rent.

10

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$1,212,737	$2,132,765
2005	919,881	2,122,365
2006	817,595	2,113,236
2007	752,807	2,093,110
2008	527,043	2,019,508
Thereafter	1,576,944	14,241,985

Total	$5,807,007	$24,722,969

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 6.44 years and the weighted average remaining life of the intangible lease liabilities is approximately 12.53 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$28,431,908
Building and improvements	39 years	124,322,660
Furniture, fixtures and equipment	5 – 15 years	325,983

		153,080,551
Less – accumulated depreciation		(1,779,190)

Real estate, net		$151,301,361

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by four other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate cross-collateralized borrowings of the Partnership and the five affiliated entities totaled $175.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.23% (3.69% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on July 9, 2005, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for three additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into two interest rate cap agreements to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreements have an aggregate notional amount totaling $102,812,500, $82,250,000 of which expires on July 15, 2005 and $20,562,500 of which expires on July 15, 2008. The Partnership is exposed to credit loss in the event of nonperformance by the counterparties in the interest rate cap agreements. However, the Partnership does not anticipate nonperformance by the counterparties.

11

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate caps was $366,300. The change in fair value of the interest rate caps totaled $152,486 for the period from June 11, 2003 (inception) to December 31, 2003 and has been recorded as a reduction of interest expense in the accompanying statement of income. At December 31, 2003, the cumulative gain on the interest rate caps totaled $152,486. The interest rate caps’ fair value are based on the amount that would have been paid on December 31, 2003 for interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of amounts due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2022. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$9,778,409
2005	9,179,650
2006	8,732,486
2007	8,118,037
2008	6,192,094
Thereafter	19,402,319

$61,402,995

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $173,784 for the period from June 11, 2003 (inception) to December 31, 2003.

12

MPR Del Norte LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $26,363, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $55,041 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate principally represents a $14,687,500 advance from MPR Mezzanine Holdings, S.E. (Holdings), an entity affiliated by common ownership. The advance was utilized by the Partnership to acquire the Property. The Partnership is required to pay Holdings, on a monthly basis, interest on the amounts advanced at a rate of LIBOR plus 6%. The obligation is due on demand. During 2003, the Partnership incurred $693,970 in interest expense related to this advance.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 8% of base rent revenue was derived from a single tenant and approximately 27% of base rent revenue was generated from nine tenants.

13

FINANCIAL STATEMENTS

MPR Del Oeste LP, S.E.

For the period from June 11, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

MPR Del Oeste LP, S.E.

Financial Statements

For the period from June 11, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
MPR Del Oeste LP, S.E.

We have audited the accompanying balance sheet of MPR Del Oeste LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from June 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPR Del Oeste LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from June 11, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

MPR Del Oeste LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$23,227,378
Cash and cash equivalents	487,872
Escrow deposits	166,702
Tenant receivables, net of a $22,996 allowance for doubtful accounts	31,960
Deferred rent receivables	27,134
Intangible lease assets, net of accumulated amortization of $96,147	879,096
Deferred financing costs, net of accumulated amortization of $60,895	173,314
Prepaid expenses and other assets	70,642
Interest rate caps	58,920

Total assets	$25,123,018

Liabilities and partners’ capital
Mortgage note payable	$16,537,500
Accounts payable and accrued expenses	168,166
Intangible lease liabilities, net of accumulated amortization of $64,920	659,339
Due to affiliates	2,365,234
Tenant prepaid rents, security deposits and other liabilities	41,888

Total liabilities	19,772,127
Commitments and contingencies
Partners’ capital	5,350,891

Total liabilities and partners’ capital	$25,123,018

See accompanying notes.

2

MPR Del Oeste LP, S.E.

Statement of Income

For the period from June 11, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$1,269,511
Percentage rent	36,370
Tenant reimbursements:
Common area maintenance	280,287
Real estate and other taxes	72,749
Insurance	52,876
Marketing and advertising	26,203

Total revenue	1,737,996
Expenses
Common area maintenance	199,646
Real estate and other taxes	76,103
Insurance	55,741
Marketing and advertising	26,274
General and administrative	60,795
Management fees, related party	67,382

Total expenses	485,941

Income before interest, depreciation and amortization	1,252,055

Interest, depreciation and amortization
Interest	433,741
Depreciation and amortization	322,711

Total interest, depreciation and amortization	756,452

Net income	$495,603

See accompanying notes.

3

MPR Del Oeste LP, S.E.

Statement of Changes in Partners’ Capital

For the period from June 11, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, June 11, 2003	$—	$—	$—
Contributions	53,130	5,259,834	5,312,964
Distributions	(4,577)	(453,099)	(457,676)
Net income	4,956	490,647	495,603

Partners’ capital, December 31, 2003	$53,509	$5,297,382	$5,350,891

See accompanying notes.

4

MPR Del Oeste LP, S.E.

Statement of Cash Flows

For the period from June 11, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$495,603
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate caps	(24,527)
Depreciation	280,534
Amortization of deferred financing costs	60,895
Amortization of intangible lease assets and liabilities, net	31,227
Provision for bad debts	22,996
Changes in operating assets and liabilities:
Tenant receivables	(54,956)
Deferred rent receivables	(27,134)
Prepaid expenses and other assets	(70,642)
Accounts payable and accrued expenses	168,166
Tenant prepaid rents, security deposits and other liabilities	41,888

Net cash provided by operating activities	924,050
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(43,890)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(23,715,006)

Net cash used in investing activities	(23,758,896)
Cash flows from financing activities
Payment of escrow deposits	(166,702)
Proceeds from mortgage note payable	16,537,500
Payment of financing costs	(234,209)
Advances from affiliates	2,365,234
Premium payments for interest rate caps	(34,393)
Contributions	5,312,964
Distributions	(457,676)

Net cash provided by financing activities	23,322,718

Net increase in cash and cash equivalents	487,872
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$487,872

Supplemental disclosure of cash flow information
Cash paid for interest	$354,901

See accompanying notes.

5

MPR Del Oeste LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

MPR Del Oeste LP, S.E. (the Partnership) was formed on June 11, 2003 to acquire, hold and operate the Plaza Del Oeste Shopping Center (the Property) located in San German, Puerto Rico. The partners are MPR Del Oeste GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and MPR Mezzanine Holdings, S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by MPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $26,274 for the period from June 11, 2003 (inception) to December 31, 2003.

Derivative Financial Instruments

The Partnership has entered into two interest rate cap agreements to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes these derivative financial instruments as assets on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivatives (see Note 5) shall be reported as adjustments through earnings, as the derivatives have not been designated as qualifying hedges under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

8

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as a reduction to base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $975,243 of intangible lease assets and $724,259 of intangible lease liabilities. During 2003, the Partnership recognized $42,177 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $10,950 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net increase in base rent.

9

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$173,569	$119,852
2005	167,680	115,434
2006	152,197	99,742
2007	70,813	48,384
2008	59,316	41,563
Thereafter	255,521	234,364

Total	$879,096	$659,339

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 5.66 years and the weighted average remaining life of the intangible lease liabilities is approximately 8.49 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$3,835,831
Building and improvements	39 years	19,628,191
Furniture, fixtures and equipment	5 – 15 years	43,890

		23,507,912
Less – accumulated depreciation		(280,534)

Real estate, net		$23,227,378

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by four other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate cross-collateralized borrowings of the Partnership and the five affiliated entities totaled $175.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.23% (3.69% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on July 9, 2005, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for three additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into two interest rate cap agreements to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreements have an aggregate notional amount totaling $16,537,500, $13,230,000 of which expires on July 15, 2005 and $3,307,500 of which expires on July 15, 2008. The Partnership is exposed to credit loss in the event of nonperformance by the counterparties in the interest rate cap agreements. However, the Partnership does not anticipate nonperformance by the counterparties.

11

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate caps was $58,920. The change in fair value of the interest rate caps totaled $24,527 for the period from June 11, 2003 (inception) to December 31, 2003 and has been recorded as a reduction of interest expense in the accompanying statement of income. At December 31, 2003, the cumulative gain on the interest rate caps totaled $24,527. The interest rate caps’ fair value are based on the amount that would have been paid on December 31, 2003 for interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of amounts due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2016. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$2,227,584
2005	2,191,427
2006	2,031,696
2007	1,368,787
2008	1,145,980
Thereafter	5,856,098

$14,821,572

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $49,365 for the period from June 11, 2003 (inception) to December 31, 2003.

12

MPR Del Oeste LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $353, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $13,772 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate principally represents a $2,362,500 advance from MPR Mezzanine Holdings, S.E. (Holdings), an entity affiliated by common ownership. The advance was utilized by the Partnership to acquire the Property. The Partnership is required to pay Holdings, on a monthly basis, interest on the amounts advanced at a rate of LIBOR plus 6%. The obligation is due on demand. During 2003, the Partnership incurred $111,626 in interest expense related to this advance.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 24% of base rent revenue was derived from a single tenant and approximately 50% of base rent revenue was generated from five tenants.

13

FINANCIAL STATEMENTS

MPR Fajardo LP, S.E.

For the period from June 11, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

MPR Fajardo LP, S.E.

Financial Statements

For the period from June 11, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
MPR Fajardo LP, S.E.

We have audited the accompanying balance sheet of MPR Fajardo LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from June 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPR Fajardo LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from June 11, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

MPR Fajardo LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$38,245,309
Cash and cash equivalents	690,604
Escrow deposits	510,102
Tenant receivables, net of a $9,533 allowance for doubtful accounts	43,348
Deferred rent receivables	36,993
Intangible lease assets, net of accumulated amortization of $212,671	1,665,909
Deferred financing costs, net of accumulated amortization of $102,557	288,145
Prepaid expenses and other assets	117,887
Interest rate caps	98,199

Total assets	$41,696,496

Liabilities and partners’ capital
Mortgage note payable	$27,562,500
Accounts payable and accrued expenses	208,832
Intangible lease liabilities, net of accumulated amortization of $45,337	444,993
Due to affiliates	3,942,057
Tenant prepaid rents, security deposits and other liabilities	145,306

Total liabilities	32,303,688
Commitments and contingencies
Partners’ capital	9,392,808

Total liabilities and partners’ capital	$41,696,496

See accompanying notes.

2

MPR Fajardo LP, S.E.

Statement of Income

For the period from June 11, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$1,825,594
Percentage rent	24,497
Tenant reimbursements:
Common area maintenance	383,173
Real estate and other taxes	105,465
Insurance	81,730
Marketing and advertising	36,761

Total revenue	2,457,220
Expenses
Common area maintenance	269,215
Real estate and other taxes	108,014
Insurance	84,380
Marketing and advertising	36,738
General and administrative	50,895
Management fees, related party	86,256

Total expenses	635,498

Income before interest, depreciation and amortization	1,821,722

Interest, depreciation and amortization
Interest	723,967
Depreciation and amortization	533,100

Total interest, depreciation and amortization	1,257,067

Net income	$564,655

See accompanying notes.

3

MPR Fajardo LP, S.E.

Statement of Changes in Partners’ Capital

For the period from June 11, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, June 11, 2003	$—	$—	$—
Contributions	96,113	9,515,175	9,611,288
Distributions	(7,831)	(775,304)	(783,135)
Net income	5,647	559,008	564,655

Partners’ capital, December 31, 2003	$93,929	$9,298,879	$9,392,808

See accompanying notes.

4

MPR Fajardo LP, S.E.

Statement of Cash Flows

For the period from June 11, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$564,655
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate caps	(40,879)
Depreciation	465,882
Amortization of deferred financing costs	102,557
Amortization of intangible lease assets and liabilities, net	167,334
Provision for bad debts	9,533
Changes in operating assets and liabilities:
Tenant receivables	(52,881)
Deferred rent receivables	(36,993)
Prepaid expenses and other assets	(117,887)
Accounts payable and accrued expenses	208,832
Tenant prepaid rents, security deposits and other liabilities	145,306

Net cash provided by operating activities	1,415,459
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(5,104)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(40,094,337)

Net cash used in investing activities	(40,099,441)
Cash flows from financing activities
Payment of escrow deposits	(510,102)
Proceeds from mortgage note payable	27,562,500
Payment of financing costs	(390,702)
Advances from affiliates	3,942,057
Premium payments for interest rate caps	(57,320)
Contributions	9,611,288
Distributions	(783,135)

Net cash provided by financing activities	39,374,586

Net increase in cash and cash equivalents	690,604
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$690,604

Supplemental disclosure of cash flow information
Cash paid for interest	$608,222

See accompanying notes.

5

MPR Fajardo LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

MPR Fajardo LP, S.E. (the Partnership) was formed on June 11, 2003 to acquire, hold and operate the Plaza Fajardo Shopping Center (the Property) located in Fajardo, Puerto Rico. The partners are MPR Fajardo GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and MPR Mezzanine Holdings, S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by MPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $36,738 for the period from June 11, 2003 (inception) to December 31, 2003.

Derivative Financial Instruments

The Partnership has entered into two interest rate cap agreements to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instruments as assets on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivatives (see Note 5) shall be reported as adjustments through earnings, as the derivatives have not been designated as qualifying hedges under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

8

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment to base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $1,878,580 of intangible lease assets and $490,330 of intangible lease liabilities. During 2003, the Partnership recognized $67,218 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $100,116 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

9

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$313,990	$78,274
2005	288,599	78,274
2006	287,773	78,274
2007	223,967	68,533
2008	120,565	30,212
Thereafter	431,015	111,426

Total	$1,665,909	$444,993

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 5.06 years and the weighted average remaining life of the intangible lease liabilities is approximately 6.85 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$5,222,723
Building and improvements	39 years	33,483,364
Furniture, fixtures and equipment	5 – 15 years	5,104

		38,711,191
Less – accumulated depreciation		(465,882)

Real estate, net		$38,245,309

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by four other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate cross-collateralized borrowings of the Partnership and the five affiliated entities totaled $175.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.23% (3.69% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on July 9, 2005, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for three additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into two interest rate cap agreements to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreements have an aggregate notional amount totaling $27,562,500, $22,050,000 of which expires on July 15, 2005 and $5,512,500 of which expires on July 15, 2008. The Partnership is exposed to credit loss in the event of nonperformance by the counterparties in the interest rate cap agreements. However, the Partnership does not anticipate nonperformance by the counterparties.

11

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate caps was $98,199. The change in fair value of the interest rate caps totaled $40,879 for the period from June 11, 2003 (inception) to December 31, 2003 and has been recorded as a reduction of interest expense in the accompanying statement of income. At December 31, 2003, the cumulative gain on the interest rate caps totaled $40,879.The interest rate caps’ fair value are based on the amount that would have been paid on December 31, 2003 for interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of amounts due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2014. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$3,413,730
2005	3,323,780
2006	3,323,821
2007	2,855,981
2008	1,963,018
Thereafter	12,450,580

$27,330,910

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $43,415 for the period from June 11, 2003 (inception) to December 31, 2003.

12

MPR Fajardo LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $7,381, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $16,961 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate principally represents a $3,937,500 advance from MPR Mezzanine Holdings, S.E. (Holdings), an entity affiliated by common ownership. The advance was utilized by the Partnership to acquire the Property. The Partnership is required to pay Holdings, on a monthly basis, interest on the amounts advanced at a rate of LIBOR plus 6%. The obligation is due on demand. During 2003, the Partnership incurred $186,043 in interest expense related to this advance.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 18% of base rent revenue was derived from a single tenant and approximately 39% of base rent revenue was generated from four tenants.

13

F I N A N C I A L   S T A T E M E N T S

MPR Guayama LP, S.E.

For the period from June 11, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

MPR Guayama LP, S.E.

Financial Statements

For the period from June 11, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
MPR Guayama LP, S.E.

We have audited the accompanying balance sheet of MPR Guayama LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from June 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPR Guayama LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from June 11, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

1

MPR Guayama LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$20,205,395
Cash and cash equivalents	167,903
Escrow deposits	138,304
Tenant receivables, net of a $13,326 allowance for doubtful accounts	3,533
Deferred rent receivables	10,385
Intangible lease assets, net of accumulated amortization of $115,968	865,750
Deferred financing costs, net of accumulated amortization of $46,116	128,523
Prepaid expenses and other assets	65,793
Interest rate caps	43,644

Total assets	$21,629,230

Liabilities and partners’ capital
Mortgage note payable	$12,250,000
Accounts payable and accrued expenses	95,870
Intangible lease liabilities, net of accumulated amortization of $47,485	940,183
Due to affiliates	1,782,026
Tenant prepaid rents, security deposits and other liabilities	13,624

Total liabilities	15,081,703
Commitments and contingencies
Partners’ capital	6,547,527

Total liabilities and partners’ capital	$21,629,230

See accompanying notes.

2

MPR Guayama LP, S.E.

Statement of Income

For the period from June 11, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$854,989
Percentage rent	9,012
Tenant reimbursements:
Common area maintenance	184,246
Real estate and other taxes	54,241
Insurance	33,381
Marketing and advertising	13,730

Total revenue	1,149,599
Expenses
Common area maintenance	123,448
Real estate and other taxes	57,974
Insurance	35,736
Marketing and advertising	13,730
General and administrative	40,629
Management fees, related party	46,834

Total expenses	318,351

Income before interest, depreciation and amortization	831,248

Interest, depreciation and amortization
Interest	322,298
Depreciation and amortization	283,102

Total interest, depreciation and amortization	605,400

Net income	$225,848

See accompanying notes.

3

MPR Guayama LP, S.E.

Statement of Changes in Partners’ Capital

For the period from June 11, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, June 11, 2003	$—	$—	$—
Contributions	67,132	6,646,114	6,713,246
Distributions	(3,916)	(387,651)	(391,567)
Net income	2,257	223,591	225,848

Partners’ capital, December 31, 2003	$65,473	$6,482,054	$6,547,527

See accompanying notes.

4

MPR Guayama LP, S.E.

Statement of Cash Flows

For the period from June 11, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$225,848
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate caps	(18,168)
Depreciation	241,901
Amortization of deferred financing costs	46,116
Amortization of intangible lease assets and liabilities, net	68,483
Provision for bad debts	13,326
Changes in operating assets and liabilities:
Tenant receivables	(16,859)
Deferred rent receivables	(10,385)
Prepaid expenses and other assets	(65,793)
Accounts payable and accrued expenses	95,870
Tenant prepaid rents, security deposits and other liabilities	13,624

Net cash provided by operating activities	593,963
Cash flows from investing activity
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(20,441,346)

Net cash used in investing activities	(20,441,346)
Cash flows from financing activities
Payment of escrow deposits	(138,304)
Proceeds from mortgage note payable	12,250,000
Payment of financing costs	(174,639)
Advances from affiliates	1,782,026
Premium payments for interest rate caps	(25,476)
Contributions	6,713,246
Distributions	(391,567)

Net cash provided by financing activities	20,015,286

Net increase in cash and cash equivalents	167,903
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$167,903

Supplemental disclosure of cash flow information
Cash paid for interest	$270,320

See accompanying notes.

5

MPR Guayama LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

MPR Guayama LP, S.E. (the Partnership) was formed on June 11, 2003 to acquire, hold and operate the Plaza Guayama Shopping Center (the Property) located in Guayama, Puerto Rico. The partners are MPR Guayama GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and MPR Mezzanine Holdings, S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by MPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

6

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

7

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $13,730 for the period from June 11, 2003 (inception) to December 31, 2003.

Derivative Financial Instruments

The Partnership has entered into two interest rate cap agreements to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes these derivative financial instruments as assets on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivatives (see Note 5) shall be reported as adjustments through earnings, as the derivatives have not been designated as qualifying hedges under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

8

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment to base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $981,718 of intangible lease assets and $987,668 of intangible lease liabilities. During 2003, the Partnership recognized $41,201 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $27,282 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

9

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$148,587	$87,663
2005	80,453	87,663
2006	78,309	87,176
2007	69,393	63,351
2008	64,160	56,555
Thereafter	424,848	557,775

Total	$865,750	$940,183

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 9.56 years and the weighted average remaining life of the intangible lease liabilities is approximately 13.65 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

10

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$2,967,611
Land improvements	15 years	62,798
Building and improvements	39 years	17,416,887

		20,447,296
Less – accumulated depreciation		(241,901)

Real estate, net		$20,205,395

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by four other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate cross-collateralized borrowings of the Partnership and the five affiliated entities totaled $175.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.23% (3.69% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on July 9, 2005, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for three additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into two interest rate cap agreements to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreements have an aggregate notional amount totaling $12,250,000, $9,800,000 of which expires on July 15, 2005 and $2,450,000 of which expires on July 15, 2008. The Partnership is exposed to credit loss in the event of nonperformance by the counterparties in the interest rate cap agreements. However, the Partnership does not anticipate nonperformance by the counterparties.

11

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate caps was $43,644. The change in fair value of the interest rate caps totaled $18,168 for the period from June 11, 2003 (inception) to December 31, 2003 and has been recorded as a reduction of interest expense in the accompanying statement of income. At December 31, 2003, the cumulative gain on the interest rate caps totaled $18,168. The interest rate caps’ fair value are based on the amount that would have been paid on December 31, 2003 for interest rate cap of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of amounts due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2018. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$1,529,159
2005	1,374,105
2006	1,356,827
2007	1,195,719
2008	1,124,193
Thereafter	9,974,391

$16,554,394

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $45,729 for the period from June 11, 2003 (inception) to December 31, 2003.

12

MPR Guayama LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $2,731, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $8,988 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate principally comprises of a $1,750,000 advance from MPR Mezzanine Holdings, S.E. (Holdings), an entity affiliated by common ownership. The advance was utilized by the Partnership to acquire the Property. The Partnership is required to pay Holdings, on a monthly basis, interest on the amounts advanced at a rate of LIBOR plus 6%. The obligation is due on demand. During 2003, the Partnership incurred $82,686 in interest expense related to this advance.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 56% of base rent revenue was derived from a single tenant and approximately 75% of base rent revenue was generated from five tenants.

13

F I N A N C I A L   S T A T E M E N T S

MPR Vega Baja LP, S.E.

For the period from June 11, 2003 (inception) to December 31, 2003 with Report of Independent Certified Public Accountants

MPR Vega Baja LP, S.E.

Financial Statements

For the period from June 11, 2003 (inception)
to December 31, 2003

Report of Independent Certified Public Accountants

The Partners
MPR Vega Baja LP, S.E.

We have audited the accompanying balance sheet of MPR Vega Baja LP, S.E. (the Partnership) as of December 31, 2003, and the related statements of income, changes in partners’ capital, and cash flows for the period from June 11, 2003 (inception) to December 31, 2003. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MPR Vega Baja LP, S.E. at December 31, 2003, and the results of its operations and its cash flows for the period from June 11, 2003 (inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States.

March 13, 2004

MPR Vega Baja LP, S.E.

Balance Sheet

December 31, 2003

Assets
Real estate, net	$23,039,403
Cash and cash equivalents	341,566
Escrow deposits	249,136
Tenant receivables, net of a $22,952 allowance for doubtful accounts	25,761
Deferred rent receivables	3,049
Intangible lease assets, net of accumulated amortization of $149,878	1,069,473
Deferred financing costs, net of accumulated amortization of $58,397	164,577
Prepaid expenses and other assets	78,506
Interest rate caps	56,426

Total assets	$25,027,897

Liabilities and partners’ capital
Mortgage note payable	$15,837,500
Accounts payable and accrued expenses	160,316
Intangible lease liabilities, net of accumulated amortization of $25,016	863,715
Due to affiliates	2,266,686
Tenant prepaid rents, security deposits and other liabilities	77,488

Total liabilities	19,205,705
Commitments and contingencies
Partners’ capital	5,822,192

Total liabilities and partners’ capital	$25,027,897

See accompanying notes.

MPR Vega Baja LP, S.E.

Statement of Income

For the period from June 11, 2003 (inception)
to December 31, 2003

Revenue
Base rent	$988,129
Tenant reimbursements:
Common area maintenance	269,385
Real estate and other taxes	95,293
Insurance	50,332
Marketing and advertising	16,693

Total revenue	1,419,832
Expenses
Common area maintenance	189,434
Real estate and other taxes	95,494
Insurance	51,459
Marketing and advertising	16,693
General and administrative	54,997
Management fees, related party	61,939

Total expenses	470,016

Income before interest, depreciation and amortization	949,816

Interest, depreciation and amortization
Interest	415,461
Depreciation and amortization	334,478

Total interest, depreciation and amortization	749,939

Net income	$199,877

See accompanying notes.

MPR Vega Baja LP, S.E.

Statement of Changes in Partners’ Capital

For the period from June 11, 2003 (inception)
to December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ capital, June 11, 2003	$—	$—	$—
Contributions	60,393	5,978,916	6,039,309
Distributions	(4,170)	(412,824)	(416,994)
Net income	1,999	197,878	199,877

Partners’ capital, December 31, 2003	$58,222	$5,763,970	$5,822,192

See accompanying notes.

MPR Vega Baja LP, S.E.

Statement of Cash Flows

For the period from June 11, 2003 (inception)
to December 31, 2003

Cash flows from operating activities
Net income	$199,877
Adjustments to reconcile net income to net cash provided by operating activities:
Change in fair value of interest rate caps	(23,489)
Depreciation	283,313
Amortization of deferred financing costs	58,397
Amortization of intangible lease assets and liabilities, net	124,862
Provision for bad debts	22,952
Changes in operating assets and liabilities:
Tenant receivables	(48,713)
Deferred rent receivables	(3,049)
Prepaid expenses and other assets	(78,506)
Accounts payable and accrued expenses	160,316
Tenant prepaid rents, security deposits and other liabilities	77,488

Net cash provided by operating activities	773,448
Cash flows from investing activities
Investment in furniture, fixtures and equipment	(20,525)
Investment in real estate and intangible lease assets, net of intangible lease liabilities	(23,632,811)

Net cash used in investing activities	(23,653,336)
Cash flows from financing activities
Payment of escrow deposits	(249,136)
Proceeds from mortgage note payable	15,837,500
Payment of financing costs	(222,974)
Advances from affiliates	2,266,686
Premium payments for interest rate caps	(32,937)
Contributions	6,039,309
Distributions	(416,994)

Net cash provided by financing activities	23,221,454

Net increase in cash and cash equivalents	341,566
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$341,566

Supplemental disclosure of cash flow information
Cash paid for interest	$349,486

See accompanying notes.

MPR Vega Baja LP, S.E.

Notes to Financial Statements

December 31, 2003

1. Organization

MPR Vega Baja LP, S.E. (the Partnership) was formed on June 11, 2003 to acquire, hold and operate the Plaza Vega Baja Shopping Center (the Property) located in Vega Baja, Puerto Rico. The partners are MPR Vega Baja GP, Inc. (the General Partner), a Puerto Rico corporation, which holds a 1% interest in the Partnership and MPR Mezzanine Holdings, S.E. (the Limited Partner), a Puerto Rico civil partnership, which holds a 99% interest in the Partnership. Both partners of the Partnership are ultimately controlled by MPR Ventures, LLC. The Partnership does not have a definite life. Profits and losses of the Partnership are generally allocated to the partners based on their respective ownership interests.

2. Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Revenue Recognition

Long-term leases provide for escalating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total contractual lease payments using the straight-line method over the terms of the leases. Revenue from common area maintenance, real estate taxes, insurance and marketing are recognized as they are contractually billable in accordance with the terms of the leases. Percentage rents are recognized as revenue when the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is also required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for foreign, federal or state income taxes since the partners are individually responsible for their share of the Partnership’s taxable income or loss.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Real Estate

Real estate is stated at cost, less accumulated depreciation. Amounts capitalized to real estate consist of the cost of acquisition and any improvements that extend the useful life of the related assets. Repair and maintenance costs are charged to expense as incurred. Depreciation is provided for using the straight-line method over the estimated useful lives of the assets (see Note 3).

Management reviews the real estate and related intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows expected from the use and eventual disposition of the assets to their carrying value. If the undiscounted cash flows do not exceed the carrying value, the real estate and related intangibles are adjusted to fair value and an impairment loss is recognized. At December 31, 2003, management believes that there is no impairment in the carrying value of the real estate and related intangibles.

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for the payment of real estate taxes, insurance, capital expenditures and debt service pursuant to the mortgage note payable agreement.

Tenant Receivables

Tenant accounts receivable are recognized and carried at the amount billable per the contract less an allowance for any uncollectible accounts. An allowance for uncollectible accounts is made when collection of the full amounts is no longer considered probable.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Financing Costs

Deferred financing costs include loan origination costs and related fees, which are deferred and amortized using the effective interest method over the term of the related financing agreement.

Advertising Costs

The Partnership expenses advertising costs as incurred. Advertising costs included in marketing and advertising expenses in the accompanying statement of income totaled $16,693 for the period from June 11, 2003 (inception) to December 31, 2003.

Derivative Financial Instruments

The Partnership has entered into two interest rate cap agreements to hedge against potential increases in the floating-rate interest of the mortgage note payable. Pursuant to Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the Partnership recognizes this derivative financial instruments as assets on the balance sheet at fair value. Additionally, changes in fair value of the Partnership’s derivatives (see Note 5) shall be reported as adjustments through earnings, as the derivatives have not been designated as qualifying hedges under the terms of SFAS 133.

Purchase Accounting for Acquisition of Real Estate

Upon the acquisition of real estate, the purchase price is allocated to the acquired tangible assets, consisting of land, building, furniture, fixtures and equipment, and identified intangible assets and liabilities, consisting of the value of above-market and below-market leases, and the value of in-place leases, based in each case on their fair values.

The fair value of the tangible assets of an acquired property (which includes land, building and furniture, fixtures and equipment) is determined by valuing the property as if it were vacant, and the “as if vacant” value is then allocated to land and building based on management’s determination of the relative fair values of these assets. Management determines the as if vacant fair value of the property using methods similar to those used by independent appraisers. Factors considered by management in performing these analyses include an estimate of carrying costs during the expected lease-up periods considering current market conditions and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

other operating expenses during the expected lease-up periods based on current market demand. Management also estimates costs to execute similar leases including leasing commissions and other related costs.

The fair values of above-market and below-market in-place lease values are recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market and below-market lease values are recorded as intangible lease assets or liabilities and are amortized as an adjustment to base rent over the remaining non-cancelable terms of the respective leases.

The fair value of other in-place leases include direct costs associated with obtaining a new tenant and opportunity costs associated with lost rentals which are avoided by acquiring an in-place lease. The direct costs, which consist of leasing commissions that would be paid to execute a similar lease are recorded as intangible lease assets and amortized to expense over the remaining terms of the related leases. The value of opportunity costs is calculated using the contractual amounts to be paid pursuant to the in-place leases over a market absorption period for a similar lease. These amounts are recorded as lease intangibles and are amortized to base rent over the remaining terms of the related leases.

During 2003, the Partnership recorded $1,219,351 of intangible lease assets and $888,731 of intangible lease liabilities. During 2003, the Partnership recognized $51,165 of amortization of intangible lease assets related to direct lease costs included in depreciation and amortization expense and $73,697 of net amortization related to the remaining intangible lease assets and liabilities that was recognized as a net reduction in base rent.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

The remaining unamortized balance of these intangibles will be amortized as follows:

	Intangible	Intangible
	Lease	Lease
Year	Assets	Liabilities
2004	$279,012	$48,318
2005	202,256	46,077
2006	102,505	44,475
2007	82,566	44,475
2008	82,367	44,292
Thereafter	320,767	636,078

Total	$1,069,473	$863,715

At December 31, 2003, the weighted average remaining life of the intangible lease assets is approximately 4.92 years and the weighted average remaining life of the intangible lease liabilities is approximately 30.36 years.

Recent Accounting Pronouncement

In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation (Interpretation) No. 46, Consolidation of Variable Interest Entities. Interpretation No. 46 is applicable to variable interest entities (VIEs) beginning in fiscal 2005. Interpretation No. 46 addresses consolidation by business enterprises of VIEs which have one or both of the following characteristics: (1) the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated support from other parties, which is provided through other interests that will absorb some or all of the expected losses of the entity; or (2) the equity investors lack one or more of the following essential characteristics of a controlling financial interest: (a) the direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights; or (b) the obligation to absorb the expected losses of the entity if they occur, which makes it possible for the entity to finance its activities; or (c) the right to receive the expected residual returns of the entity if they occur, which is the compensation for the risk of absorbing the expected losses. The Partnership has not completed the process of evaluating the effects that will result from adopting the Interpretation.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

3. Real Estate, Net

Real estate, net is summarized as follows:

	Depreciable
	Life
Land	—	$3,101,420
Building and improvements	39 years	20,200,771
Furniture, fixtures and equipment	5 – 15 years	20,525

		23,322,716
Less – accumulated depreciation		(283,313)

Real estate, net		$23,039,403

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property, assignment of all current and future leases and escrow accounts. In addition, the mortgage note payable is cross-collateralized by four other properties owned by entities affiliated with the General and Limited Partner through common ownership. At December 31, 2003, aggregate cross-collateralized borrowings of the Partnership and the five affiliated entities totaled $175.0 million. At December 31, 2003, none of the entities subject to the cross-collateralization have been declared to be in default. The mortgage note bears interest at LIBOR plus 2.23% (3.69% at December 31, 2003). Interest only payments are due on a monthly basis. The mortgage note matures on July 9, 2005, at which time the principal amount of the note and all unpaid interest is due. The Partnership has the right to extend the maturity date of the mortgage note payable for three additional years if certain conditions are met as described in the loan agreement.

5. Financial Instruments

The Partnership entered into two interest rate cap agreements to act as a hedge by reducing the potential impact of increases in the LIBOR portion of the interest rate on the mortgage note payable to 5.50%. The interest rate cap agreements have an aggregate notional amount totaling $15,837,500, $12,670,000 of which expires on July 15, 2005 and $3,167,500 of which expires on July 15, 2008. The Partnership is exposed to credit loss in the event of nonperformance by the counterparties in the interest rate cap agreements. However, the Partnership does not anticipate nonperformance by the counterparties.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

5. Financial Instruments (continued)

At December 31, 2003, the fair value of the interest rate caps was $56,426. The change in fair value of the interest rate caps totaled $23,489 for the period from June 11, 2003 (inception) to December 31, 2003 and has been recorded as a reduction of interest expense in the accompanying statement of income. At December 31, 2003, the cumulative gain on the interest rate caps totaled $23,489. The interest rate caps’ fair value are based on the amount that would have been paid on December 31, 2003 for interest rate caps of equivalent terms as those agreed upon at the original date. It is impracticable to estimate the fair value of amounts due to affiliate because there is no ready market for such financial instrument.

6. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2040. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for each of the five years beginning January 1, 2004 and thereafter are as follows:

2004	$2,029,515
2005	1,771,525
2006	1,402,100
2007	1,331,280
2008	1,322,417
Thereafter	9,823,341

$17,680,178

7. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the Property Manager) affiliated with the General and Limited Partner. Under the terms of the agreement, the Property Manager is entitled to a fee equal to 4% of gross revenues, including rents and certain other collections from Property tenants, for managing the day-to-day operations of the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs included in common area maintenance expense was $66,559 for the period from June 11, 2003 (inception) to December 31, 2003.

MPR Vega Baja LP, S.E.

Notes to Financial Statements (continued)

7. Related Party Transactions (continued)

The Property Manager receives a leasing commission of $3 per square foot on new and renewal leases, as defined. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid leasing commissions of $3,811, which are included in prepaid and other assets in the accompanying balance sheet.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the period from June 11, 2003 (inception) to December 31, 2003, the Partnership incurred and paid legal fees of $13,358 to this affiliate which are included in general and administrative expense in the accompanying statement of income.

8. Due to Affiliate

Due to affiliate principally represents a $2,262,500 advance from MPR Mezzanine Holdings, S.E. (Holdings), an entity affiliated by common ownership. The advance was utilized by the Partnership to acquire the Property. The Partnership is required to pay Holdings, on a monthly basis, interest on the amounts advanced at a rate of LIBOR plus 6%. The obligation is due on demand. During 2003, the Partnership incurred $106,901 in interest expense related to this advance.

9. Contingencies

The Company is subject to various claims arising in the ordinary course of business, all of which are currently being handled by the Company’s insurance carrier. In the event that the ultimate outcome of these matters are adverse, management does not believe they would have a material effect on the financial statements.

10. Concentration of Risk

The Partnership generates a significant amount of revenue from relatively few tenants. Approximately 28% of base rent revenue was derived from a single tenant and approximately 53% of base rent revenue was generated from three tenants.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio II
Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004 (unaudited)

Revenues:
Minimum rent	$12,195,121
Temporary tenant rent	1,466,245
Percentage rent	543,419
Recoveries from tenants	4,993,070
Other income	88,637

19,286,492

Certain expenses:
Operating and maintenance	5,089,747
Real estate taxes	708,142

5,797,889

Revenues in excess of certain expenses	$13,488,603

The accompanying notes are an integral part of this historical summary.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio II
Notes to Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004 (unaudited)

1. OPERATION AND PROBABLE ACQUISITION OF PROPERTIES

On November 2, 2004, Developers Diversified Realty Corporation (“DDR”), entered into an agreement to purchase 15 retail real estate assets from Caribbean Property Group, LLC and its affiliates (“CPG”). DDR believes it is probable the acquisition will close during the first quarter of 2005.

Caribbean Property Group Portfolio II (“Portfolio II”) is not a legal entity, but rather a combination of the following 4 retail properties (“Properties”) in which affiliated entities of CPG own a significant interest and represent four of the 15 properties to be acquired:

Shopping
Center	Location
El Senorial Plaza Plaza del Atlantico Rexville Plaza Plaza Rio Hondo	Rio Pedras, Puerto Rico Arecibo, Puerto Rico San Juan, Puerto Rico San Juan, Puerto Rico

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying historical summary of combined statement of revenues and certain expenses includes the operations of the above 4 retail properties subject to the probable acquisition for the nine month period ended September 30, 2004. The four properties were owned and managed by CPG for all of 2003. This historical summary has been prepared on the accrual basis of accounting.

The accompanying historical summary combined financial statement is not representative of the actual operations for the period presented. As required by the Securities and Exchange Commission, Regulation S-X, Rule 3-14, certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred by DDR in the future operation of the Portfolio, have been excluded. Revenues excluded consist of interest income and lease termination fees. Expenses excluded consist primarily of depreciation and amortization, property management fees, interest, and other allocated overhead expenses.

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio II
Notes to Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004 (unaudited)

leases provide for accelerating payment terms over the life of the lease or for rent-free periods. Portfolio II recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. Portfolio II defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Real Estate

Expenditures for repairs and maintenance items are expensed as incurred. Costs related to the acquisition, development and improvement of the Properties and related assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period, to disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Risk

The Portfolio II tenant base includes primarily national and regional retail chains and local retailers; consequently, Portfolio II’s credit risk is concentrated in the retail industry. Revenues derived from Portfolio II’s largest tenants, K-Mart, Tiendas Capri, Marshalls, Rio Hondo Cinema, aggregated 9.4%, 4.6%, 3.7% and 3.4% of total minimum base rental revenues for the nine month period ended September 30, 2004, respectively.

3. TRANSACTIONS WITH RELATED PARTIES

CPG is the property manager for all properties included in this historical summary. Management fees associated with Portfolio II have been eliminated as discussed in Note 2.

Developers Diversified Realty Corporation
Caribbean Property Group Portfolio II
Notes to Historical Summary of Combined Statement of Revenues and Certain Expenses
For the Nine Month Period Ended September 30, 2004 (unaudited)

4. RENTAL INCOME AND EXPENSE FROM OPERATING LEASES

Portfolio II has operating leases with tenants, which expire in various years through 2023. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes and certain operating costs.

The following is a schedule of fixed minimum future rentals to be received under noncancelable retail operating leases for the subsequent five years ending December 31, and thereafter: $14,362,000 – 2005, $13,181,000 – 2006, $12,184,000 – 2007, $11,163,000 – 2008 and $48,048,000 thereafter.

CRV Del Atlantico S.E., LP, LLLP
Financial Statements
December 31, 2003

CRV Del Atlantico S.E., LP, LLLP
Index
December 31, 2003

Report of Independent Certified Public Accountants

To the Partners of
CRV Del Atlantico S.E., LP, LLLP:

In our opinion, the accompanying balance sheet and the related statements of operations, changes in partners’ equity and cash flows present fairly, in all material respects, the financial position of CRV Del Atlantico S.E., LP, LLLP at December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

1

/s/ PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
February 6, 2004

CRV Del Atlantico S.E., LP, LLLP

Balance Sheet
December 31, 2003

2003
Assets
Real estate, net	$25,585,621
Cash and cash equivalents	304,243
Escrow deposits	543,201
Tenant receivables, net of $9,468 in allowance for doubtful accounts	160,340
Deferred rent receivable	348,507
Deferred costs, net	102,812
Prepaid expenses and other assets	150,371

Total assets	$27,195,095

Liabilities and Partners’ Equity
Mortgage note payable	$15,264,433
Accounts payable and accrued expenses	200,460
Due to seller	56,373
Tenants’ prepaid rent and other	121,696

Total liabilities	15,642,962
Commitments and contingencies
Partners’ equity	11,552,133

Total liabilities and partners’ equity	$27,195,095

The accompanying notes are an integral part of these financial statements.

2

CRV Del Atlantico S.E., LP, LLLP

Statement of Operations
For the Year Ended December 31, 2003

2003
Revenues
Base rent	$3,454,928
Percentage rent	127,182
Common area maintenance	1,425,937
Real estate and other taxes	286,241
Miscellaneous	34,098

Total revenues	5,328,386

Expenses
Common area maintenance	705,101
Real estate and other taxes	285,862
Insurance	183,831
Utilities	491,485
Marketing and advertising	117,545
General and administrative	116,830
Management fees	199,499
Bad debt	13,995

Total expenses	2,114,148

Income before interest, depreciation and amortization	3,214,238

Interest, depreciation and amortization
Interest	1,132,607
Depreciation and amortization	920,262

Total interest, depreciation and amortization	2,052,869

Net income	$1,161,369

The accompanying notes are an integral part of these financial statements.

3

CRV Del Atlantico S.E., LP, LLLP

Statement of Changes in Partners’ Equity
For the Year Ended December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ equity, December 31, 2002	$117,153	$11,598,111	$11,715,264
Distributions	(13,245)	(1,311,255)	(1,324,500)
Net income	11,614	1,149,755	1,161,369

Partners’ equity, December 31, 2003	115,522	11,436,611	11,552,133

The accompanying notes are an integral part of these financial statements.

4

CRV Del Atlantico S.E., LP, LLLP

Statement of Cash Flows
For the Year Ended December 31, 2003

2003
Cash flows from operating activities
Net income	$1,161,369
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	920,262
Amortization of deferred financing costs to interest expense	13,566
Provision for doubtful accounts	13,995
Changes in operating assets and liabilities:
Escrow deposits	(77,243)
Tenant receivables	9,681
Deferred rent receivable	(114,272)
Deferred costs, net	(8,851)
Prepaid expenses and other assets	(91,081)
Accounts payable and accrued expenses	4,213
Due to seller	(18,557)
Tenants’ prepaid rent and other	1,918

Net cash provided by operating activities	1,815,000

Cash flows from investing activities
Additions to building and improvements	(349)
Additions to furniture, fixtures and equipment	(2,000)

Net cash used in investing activities	(2,349)

Cash flows from financing activities
Principal payments on mortgage note payable	(197,899)
Distributions	(1,324,500)

Net cash used in financing activities	(1,522,399)

Net increase in cash and cash equivalents	290,252
Cash and cash equivalents, beginning of year	13,991

Cash and cash equivalents, end of year	$304,243

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$1,119,041

The accompanying notes are an integral part of these financial statements.

5

CRV Del Atlantico S.E., LP, LLLP

Notes to Financial Statements
December 31, 2003

1.	Business

CRV Del Atlantico S.E., LP, LLLP (the “Partnership”) was formed in May 2001 to own and operate the Plaza Del Atlantico Shopping Center (the “Property”) located in Arecibo, Puerto Rico.

CRV Atlantico LLC, S.E. (the “General Partner”), is required to maintain a 1% interest in the Partnership. All distributions by the Partnership are made at the General Partner’s discretion and are paid 1% to the General Partner and 99% to the limited partner, Caribbean Retail Ventures LLC, S.E. (the “Limited Partner”).

2.	Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term leases provide for accelerating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. The Partnership defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for federal or state taxes on income since the partners are individually responsible for taxes on their share of the Partnership’s taxable income.

Reclassifications

Certain amounts in the prior year have been reclassified to conform to the current year presentation.

Real Estate

Real estate is stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line and 150% declining balance methods. Repairs and maintenance are charged to expense as incurred.

Management reviews the real estate for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows of the asset, including its residual value to its carrying value. If impairment is indicated, the real estate is adjusted to fair value. At December 31, 2003, management believes that there is no impairment.

6

CRV Del Atlantico S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturity of three months or less at the time of acquisition to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for real estate taxes, insurance and capital expenditures pursuant to the mortgage note agreement.

Deferred Costs Deferred costs include financing costs and leasing commissions and are presented net of accumulated amortization.

Financing costs, principally loan origination and related fees, are deferred and amortized using the straight-line method, which approximates the interest method, over the related loan’s term. At December 31, 2003, deferred financing costs were $94,962, less accumulated amortization of $34,942.

Leasing commissions are deferred and amortized over the initial term of the related lease using the straight-line method. At December 31, 2003, deferred leasing costs were $53,822, less accumulated amortization of $11,030.

3.	Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life	2003
Land	—	$2,740,419
Land improvements	15 years	4,464,703
Building and improvements	39 years	20,761,602
Furniture, fixtures and equipment	5 years	2,000

		27,968,724
Less — accumulated depreciation		(2,383,103)

Real estate, net		$25,585,621

4.	Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property and an assignment of all current and future leases. The mortgage note bears interest at 7.18% and is payable in $109,745 monthly principal and interest installments. The mortgage note matures on May 11, 2028 with an Estimated Repayment Date of May 11, 2008 which would require an $14,200,138 balloon payment. If the balloon payment is not made on the Estimated Repayment Date, the interest rate increases to the greater of 12.18% or the Treasury Rate plus 5% until maturity. Prepayment of the mortgage note prior to the Estimated Repayment Date would require a payment of a yield maintenance premium.

7

CRV Del Atlantico S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

The future minimum principal payments for the years ended December 31 and thereafter are due as follows:

2004	$209,587
2005	228,573
2006	245,779
2007	264,280
2008	281,167

Thereafter	$14,035,047

15,264,433

The Partnership has guaranteed the mortgage notes of CRV Señorial S.E., LP, LLLP (“Señorial”) and CRV Rexville S.E., LP, LLLP (“Rexville”), affiliates related by common ownership. The Partnership’s mortgage note has been guaranteed by Señorial and Rexville. At December 31, 2003, the outstanding mortgage note balances for Señorial and Rexville were $15,170,172 and $9,139,775, respectively.

5.	Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2020. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for the years ending December 31 and thereafter are as follows:

2004	$3,017,000
2005	2,985,000
2006	2,632,000
2007	2,414,000
2008	2,237,000

Thereafter	$9,224,000

22,509,000

6.	Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the “Property Manager”) affiliated to the General and Limited Partner. Under the terms of the agreement, in return for a fee equal to 4% of gross revenues including rents and certain other collections from Property tenants, the Property Manager operates, manages and maintains the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs, included in common area maintenance expense, for the year ended December 31, 2003 were $40,904.

The Property Manager receives a leasing commission of $2 per square foot on new and renewal leases, as defined. During the year ended December 2003, the Partnership incurred leasing commissions of $8,851.

8

CRV Del Atlantico S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

The Partnership had an agreement with the Property Manager for administrative services which expired in May 2003. For the year ended December 31, 2003, the Partnership incurred administrative fees of $18,265.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the year ended December 31, 2003, the Partnership incurred legal costs of $24,625.

7.	Due to Seller

Due to seller represents amounts payable to the previous owners of Plaza Del Atlantico relating to the collection of pro-rated revenue for periods prior to the sale of Plaza Del Atlantico to the Partnership.

8.	Litigation

The Partnership is a party to various lawsuits arising in the ordinary course of business. Management, after consultation with its legal counsel, believes its positions to be meritorious. However, in the event that decisions are adverse, management does not believe the outcome of these matters would have a material effect on the financial statements.

* * * * * *

9

CRV Rio Hondo S.E., LP, LLLP
Financial Statements
December 31, 2003

CRV Rio Hondo S.E., LP, LLLP
Index
December 31, 2003

Report of Independent Certified Public Accountants

To the Partners of
CRV Rio Hondo S.E., LP, LLLP:

In our opinion, the accompanying balance sheet and the related statements of operations, changes in partners’ equity and cash flows present fairly, in all material respects, the financial position of CRV Rio Hondo S.E., LP, LLLP at December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partner’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
February 6, 2004

1

CRV Rio Hondo S.E., LP, LLLP

Balance Sheet
December 31, 2003

2003
Assets
Real estate, net	$83,504,711
Cash and cash equivalents	734,432
Escrow deposits	910,596
Tenant receivables, net of $564,778 in allowance for doubtful accounts	228,205
Deferred rent receivable	811,611
Deferred costs, net	359,644
Prepaid expenses and other assets	372,091

Total assets	$86,921,290

Liabilities and Partners’ Equity
Mortgage note payable	$58,419,578
Accounts payable and accrued expenses	541,763
Due to seller	23,717
Tenants’ prepaid rent and other	374,396

Total liabilities	59,359,454
Commitments and contingencies
Partners’ equity	27,561,836

Total liabilities and partners’ equity	$86,921,290

The accompanying notes are an integral part of these financial statements.

2

CRV Rio Hondo S.E., LP, LLLP
Statement of Operations
Year Ended December 31, 2003

2003
Revenues
Base rent	$10,518,575
Percentage rent	650,985
Common area maintenance	3,050,660
Real estate and other taxes	554,930
Miscellaneous	78,660

Total revenues	14,853,810

Expenses
Common area maintenance	1,464,282
Real estate and other taxes	523,418
Insurance	445,727
Utilities	253,936
Marketing and advertising	422,834
General and administrative	314,328
Management fees	555,774
Bad debt	393,668

Total expenses	4,373,967

Income before interest, depreciation and amortization	10,479,843

Interest, depreciation and amortization
Interest	4,312,922
Depreciation and amortization	2,737,022

Total interest, depreciation and amortization	7,049,944

Net income	$3,429,899

The accompanying notes are an integral part of these financial statements.

3

CRV Rio Hondo S.E., LP, LLLP

Statement of Changes in Partners’ Equity
Year Ended December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ equity, December 31, 2002	285,908	28,304,775	28,590,683
Distributions	(44,587)	(4,414,159)	(4,458,746)
Net income	34,299	3,395,600	3,429,899

Partners’ equity, December 31, 2003	275,620	27,286,216	27,561,836

The accompanying notes are an integral part of these financial statements.

4

CRV Rio Hondo S.E., LP, LLLP

Statement of Cash Flows
Year Ended December 31, 2003

2003
Cash flows from operating activities
Net income	$3,429,899
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,737,022
Amortization of deferred financing costs to interest expense	30,163
Provision for doubtful accounts	393,668
Changes in operating assets and liabilities:
Escrow deposits	(162,904)
Tenant receivables	(127,518)
Deferred rent receivable	(258,887)
Deferred costs, net	(115,865)
Prepaid expenses and other assets	(236,431)
Accounts payable and accrued expenses	147,643
Due to seller	(55,468)
Tenants’ prepaid rent and other	156,631

Net cash provided by operating activities	5,937,953

Cash flows from investing activities
Additions to furniture, fixtures and equipment	(11,950)
Additions to construction in progress	(107,740)

Net cash used in investing activities	(119,690)

Cash flows from financing activities
Principal payments on mortgage note payable	(757,360)
Distributions	(4,458,746)

Net cash used in financing activities	(5,216,106)

Net increase in cash and cash equivalents	602,157
Cash and cash equivalents, beginning of year	132,275

Cash and cash equivalents, end of year	$734,432

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$4,282,759

The accompanying notes are an integral part of these financial statements.

5

CRV Rio Hondo S.E., LP, LLLP

Notes to Financial Statements
December 31, 2003

1.	Business

CRV Rio Hondo S.E., LP, LLLP (the “Partnership”) was formed in May 2001 to own and operate the Plaza Rio Hondo Shopping Center (the “Property”) located in Bayamon, Puerto Rico.

CRV Rio Hondo LLC, S.E. (the “General Partner”), is required to maintain a 1% interest in the Partnership. All distributions by the Partnership are made at the General Partner’s discretion and are paid 1% to the General Partner and 99% to the limited partner, Caribbean Retail Ventures LLC, S.E. (the “Limited Partner”).

2.	Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term leases provide for accelerating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. The Partnership defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for federal or state taxes on income since the partners are individually responsible for taxes on their share of the Partnership’s taxable income.

Reclassifications

Certain amounts in the prior year have been reclassified to conform to the current year presentation.

Real Estate

Real estate is stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line and 150% declining balance methods. Repairs and maintenance are charged to expense as incurred.

Management reviews the real estate for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows of the asset, including its residual value to its carrying value. If impairment is indicated, the real estate, net is adjusted to fair value. At December 31, 2003, management believes that there is no impairment.

6

CRV Rio Hondo S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturity of three months or less at the time of acquisition to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for real estate taxes, insurance and capital expenditures pursuant to the mortgage note agreement.

Deferred Costs

Deferred costs include financing costs and leasing commissions and are presented net of accumulated amortization.

Financing costs, principally loan origination and related fees, are deferred and amortized using the straight-line method, which approximates the interest method, over the related loan’s term. At December 31, 2003, deferred financing costs were $211,142, less accumulated amortization of $77,202.

Leasing commissions are deferred and amortized over the initial term of the related lease using the straight-line method. At December 31, 2003, deferred leasing costs were $251,145, less accumulated amortization of $25,441.

3.	Real Estate, net

Real estate, net is summarized as follows:

	Depreciable Life	2003
Land	—	$8,820,987
Land improvements	15 years	10,679,655
Building and improvements	39 years	70,525,679
Furniture, fixtures and equipment	5 - 15 years	11,950
Construction in progress	—	527,623

		90,565,894
Less — accumulated depreciation		(7,061,183)

Real estate, net		$83,504,711

7

CRV Rio Hondo S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

4. Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property and an assignment of all current and future leases. The mortgage note bears interest at 7.18% and is payable in $420,010 monthly principal and interest installments. The mortgage note matures on May 11, 2028 with an Estimated Repayment Date of May 11, 2008 which would require an $54,346,512 balloon payment. If the balloon payment is not made on the Estimated Repayment Date, the interest rate increases to the greater of 12.18% or the Treasury Rate plus 5% until maturity. Prepayment of the mortgage note prior to the Estimated Repayment Date would require a payment of a yield maintenance premium.

The future minimum principal payments for the years ended December 31 and thereafter are due as follows:

2004	$802,090
2005	874,750
2006	940,597
2007	1,011,401
2008	1,076,027

Thereafter	$53,714,713

58,419,578

5. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2023. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for the years ending December 31 and thereafter are as follows:

2004	$8,491,000
2005	7,620,000
2006	7,072,000
2007	6,586,000
2008	6,098,000

Thereafter	$25,436,000

61,303,000

6. Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the “Property Manager”) affiliated to the General and Limited Partner. Under the terms of the agreement, in return for a fee equal to 4% of gross revenues including rents and certain other collections from Property tenants, the Property Manager operates manages and maintains the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs, included in common area maintenance expense, for the year ended December 31, 2003 were $122,109.

8

CRV Rio Hondo S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

The Property Manager receives a leasing commission of $2 per square foot on new and renewal leases, as defined. During the year ended December 2003, the Partnership incurred leasing commissions of $115,865.

The Partnership had an agreement with the Property Manager for administrative services which expired in May 2003. For the year ended December 31, 2003, the Partnership incurred administrative fees of $46,665.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the year ended December 31, 2003, the Partnership incurred legal costs of $76,485.

7. Due to Seller

Due to seller represents amounts payable to the previous owners of Plaza Rio Hondo relating to the collection of pro-rated revenue for periods prior to the sale of Plaza Rio Hondo to the Partnership.

8. Litigation

The Partnership is a party to various lawsuits arising in the ordinary course of business. Management, after consultation with its legal counsel, believes its positions to be meritorious. However, in the event that decisions are adverse, management does not believe the outcome of these matters would have a material effect on the financial statements.

* * * * * *

9

CRV Rexville S.E., LP, LLLP
Financial Statements
December 31, 2003

CRV Rexville S.E., LP, LLLP
Index
December 31, 2003

Report of Independent Certified Public Accountants

To the Partners of
CRV Rexville S.E., LP, LLLP:

In our opinion, the accompanying balance sheet and the related statements of operations, changes in partners’ equity and cash flows present fairly, in all material respects, the financial position of CRV Rexville S.E., LP, LLLP at December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
February 6, 2004

1

CRV Rexville S.E., LP, LLLP

Balance Sheet
December 31, 2003

2003
Assets
Real estate, net	$13,234,179
Cash and cash equivalents	95,437
Escrow deposits	238,219
Tenant receivables, net of $43,456 in allowance for doubtful accounts	28,966
Deferred rent receivable	92,738
Deferred costs, net	224,670
Prepaid expenses and other assets	88,206

Total assets	$14,002,415

Liabilities and Partners’ Equity
Mortgage note payable	$9,139,775
Accounts payable and accrued expenses	181,993
Tenants’ prepaid rent and other	86,328

Total liabilities	9,408,096
Commitments and contingencies
Partners’ equity	4,594,319

Total liabilities and partners’ equity	$14,002,415

The accompanying notes are an integral part of these financial statements.

2

CRV Rexville S.E., LP, LLLP

Statement of Operations
For the Year Ended December 31, 2003

2003
Revenues
Base rent	$1,249,978
Percentage rent	127,456
Common area maintenance	427,769
Real estate and other taxes	66,138
Miscellaneous	9,267

Total revenues	1,880,608

Expenses
Common area maintenance	319,365
Real estate and other taxes	91,514
Insurance	100,218
Utilities	31,171
Marketing and advertising	22,574
General and administrative	89,756
Management fees	75,028
Bad debt	43,456

Total expenses	773,082

Income before interest, depreciation and amortization	1,107,526

Interest, depreciation and amortization
Interest	680,889
Depreciation and amortization	379,459

Total interest, depreciation and amortization	1,060,348

Net income	$47,178

The accompanying notes are an integral part of these financial statements.

3

CRV Rexville S.E., LP, LLLP

Statement of Changes in Partners’ Equity
For the Year Ended December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ equity, December 31, 2002	$44,706	$4,425,935	$4,470,641
Contributions	1,300	128,700	130,000
Distributions	(535)	(52,965)	(53,500)
Net income	472	46,706	47,178

Partners’ equity, December 31, 2003	45,943	4,548,376	4,594,319

The accompanying notes are an integral part of these financial statements.

4

CRV Rexville S.E., LP, LLLP

Statement of Cash Flows
For the Year Ended December 31, 2003

2003
Cash flows from operating activities
Net income	$47,178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	379,459
Amortization of deferred financing costs to interest expense	10,848
Provision for doubtful accounts	43,456
Changes in operating assets and liabilities:
Escrow deposits	(35,914)
Tenant receivables	21,652
Deferred rent receivable	(49,436)
Deferred costs, net	(16,988)
Prepaid expenses and other assets	(73,153)
Accounts payable and accrued expenses	26,598
Tenants’ prepaid rent and other	50,142

Net cash provided by operating activities	403,842

Cash flows from investing activities
Additions to building and improvements	(10,118)
Additions to furniture, fixtures and equipment	(58,900)
Additions to construction in progress	(338,036)

Net cash used in investing activities	(407,054)

Cash flows from financing activities
Principal payments on mortgage note payable	(118,503)
Contributions	130,000
Distributions	(53,500)

Net cash used in financing activities	(42,003)

Net decrease in cash and cash equivalents	(45,215)
Cash and cash equivalents, beginning of year	140,652

Cash and cash equivalents, end of year	$95,437

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$670,041

The accompanying notes are an integral part of these financial statements.

5

CRV Rexville S.E., LP, LLLP

Notes to Financial Statements
December 31, 2003

1.	Summary of Significant Accounting Policies

CRV Rexville S.E., LP, LLLP (the “Partnership”) was formed in May 2001 to own and operate the Rexville Plaza Shopping Center (the “Property”) located in Bayamon, Puerto Rico.

CRV Rexville LLC, S.E. (the “General Partner”), is required to maintain a 1% interest in the Partnership. All distributions by the Partnership are made at the General Partner’s discretion and are paid 1% to the General Partner and 99% to the limited partner, Caribbean Retail Ventures LLC, S.E. (the “Limited Partner”).

2.	Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term leases provide for accelerating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. The Partnership defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for federal or state taxes on income since the partners are individually responsible for taxes on their share of the Partnership’s taxable income.

Reclassifications

Certain amounts in the prior year have been reclassified to conform to the current year presentation.

Real Estate

Real estate is stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line and 150% declining balance methods. Repairs and maintenance are charged to expense as incurred.

Management reviews the real estate for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows of the asset, including its residual value to its carrying value. If impairment is indicated, the real estate is adjusted to fair value. At December 31, 2003, management believes that there is no impairment.

6

CRV Rexville S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturity of three months or less at the time of acquisition to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for real estate taxes, insurance and capital expenditures pursuant to the mortgage note agreement.

Deferred Costs

Deferred costs include financing costs and leasing commissions and are presented net of accumulated amortization.

Financing costs, principally loan origination and related fees, are deferred and amortized using the straight-line method, which approximates the interest method, over the related loan’s term. At December 31, 2003, deferred financing costs were $75,935, less accumulated amortization of $27,593.

Leasing commissions are deferred and amortized over the initial term of the related lease using the straight-line method. At December 31, 2003, deferred leasing costs were $204,578, less accumulated amortization of $28,250.

3.	Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life	2003
Land	—	$1,110,850
Land improvements	15 years	893,765
Building and improvements	39 years	12,041,105
Furniture, fixtures and equipment	5 - 15 years	58,900
Construction in progress	—

		14,104,620
Less — accumulated depreciation		(870,441)

Real estate, net		$13,234,179

During the year ended December 31, 2003, the Partnership reclassified $2,338,501 from construction in progress to building and improvements.

4.	Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property and an assignment of all current and future leases. The mortgage note bears interest at 7.18% and is payable in $65,712 monthly principal and interest installments. The mortgage note matures on May 11, 2028 with an Estimated Repayment Date of May 11, 2008, which would require an $8,502,466 balloon payment. If the balloon payment is not made on the Estimated

7

CRV Rexville S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

Repayment Date, the interest rate increases to the greater of 12.18% or the Treasury Rate plus 5% until maturity. Prepayment of the mortgage note prior to the Estimated Repayment Date would require a payment of a yield maintenance premium.

The future minimum principal payments for the years ended December 31 and thereafter are due as follows:

2004	$125,502
2005	136,871
2006	147,174
2007	158,253
2008	168,365

Thereafter	$8,403,610

9,139,775

The Partnership has guaranteed the mortgage notes of CRV Del Atlantico S.E., LP, LLLP (“Atlantico”) and CRV Señorial S.E., LP, LLLP (“Señorial”), affiliates related by common ownership. The Partnership’s mortgage note has been guaranteed by Atlantico and Señorial. At December 31, 2003, the outstanding mortgage note balances for Atlantico and Señorial, were $15,264,433 and $15,170,172, respectively.

5.	Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2019. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for the years ending December 31 and thereafter are as follows:

2004	$1,249,000
2005	1,255,000
2006	1,252,000
2007	1,229,000
2008	1,029,000

Thereafter	$4,253,000

$10,267,000

6.	Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the “Property Manager”) affiliated to the General and Limited Partner. Under the terms of the agreement, in return for a fee equal to 4% of gross revenues including rents and certain other collections from Property tenants, the Property Manager operates, manages and maintains the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs, included in common area maintenance expense, for the year ended December 31, 2003 were $24,634.

8

CRV Rexville S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

The Property Manager receives a leasing commission of $2 per square foot on new and renewal leases, as defined. During the year ended December 2003, the Partnership incurred leasing commissions of $16,988.

The Partnership had an agreement with the Property Manager for administrative services which expired in May 2003. For the year ended December 31, 2003, the Partnership incurred administrative fees of $8,125.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the year ended December 31, 2003, the Partnership incurred legal costs of $23,803.

7.	Litigation

The Partnership is a party to various lawsuits arising in the ordinary course of business. Management, after consultation with its legal counsel, believes its positions to be meritorious. However, in the event that decisions are adverse, management does not believe the outcome of these matters would have a material effect on the financial statements.

* * * * * *

9

CRV Señorial S.E., LP, LLLP
Financial Statements
December 31, 2003

CRV Señorial S.E., LP, LLLP
Index
December 31, 2003

Report of Independent Certified Public Accountants

To the Partners of
CRV Señorial S.E., LP, LLLP:

In our opinion, the accompanying balance sheet and the related statements of operations, changes in partners’ equity and cash flows present fairly, in all material respects, the financial position of CRV Señorial S.E., LP, LLLP at December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Partnership’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Fort Lauderdale, Florida
February 6, 2004

1

CRV Señorial S.E., LP, LLLP

Balance Sheet
December 31, 2003

2003
Assets
Real estate, net	$23,289,123
Cash and cash equivalents	258,100
Escrow deposits	477,012
Tenant receivables, net of $109,220, in allowance for doubtful accounts	416,361
Deferred rent receivable	184,334
Deferred costs, net	164,057
Prepaid expenses and other assets	119,666

Total assets	$24,908,653

Liabilities and Partners’ Equity
Mortgage note payable	$15,170,172
Accounts payable and accrued expenses	351,518
Due to seller	72,971
Tenants’ prepaid rent and other	40,943

Total liabilities	15,635,604
Commitments and contingencies
Partners’ equity	9,273,049

Total liabilities and partners’ equity	$24,908,653

The accompanying notes are an integral part of these financial statements.

2

CRV Señorial S.E., LP, LLLP

Statement of Operations
For the Year Ended December 31, 2003

2003
Revenues
Base rent	$2,587,854
Percentage rent	251,036
Common area maintenance	981,290
Real estate and other taxes	140,508
Miscellaneous	29,676

Total revenues	3,990,364

Expenses
Common area maintenance	516,632
Real estate and other taxes	165,203
Insurance	168,919
Utilities	117,260
Marketing and advertising	172,200
General and administrative	145,723
Management fees	149,814

Total expenses	1,435,751

Income before interest, depreciation and amortization	2,554,613

Interest, depreciation and amortization
Interest	1,125,953
Depreciation and amortization	694,483

Total interest, depreciation and amortization	1,820,436

Net income	$734,177

The accompanying notes are an integral part of these financial statements.

3

CRV Señorial S.E., LP, LLLP

Statement of Changes in Partners’ Equity
For the Year Ended December 31, 2003

	General	Limited
	Partner	Partner	Total
Partners’ equity, December 31, 2002	$91,948	$9,102,924	$9,194,872
Distributions	(6,560)	(649,440)	(656,000)
Net income	7,342	726,835	734,177

Partners’ equity, December 31, 2003	92,730	9,180,319	9,273,049

The accompanying notes are an integral part of these financial statements.

4

CRV Señorial S.E., LP, LLLP

Statement of Cash Flows
Year Ended December 31, 2003

2003
Cash flows from operating activities
Net income	$734,177
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	694,483
Amortization of deferred financing costs to interest expense	13,822
Changes in operating assets and liabilities:
Escrow deposits	(70,522)
Tenant receivables	(84,892)
Deferred rent receivable	(43,978)
Deferred costs, net	(68,156)
Prepaid expenses and other assets	(84,125)
Accounts payable and accrued expenses	181,592
Due to seller	(10,067)
Tenants’ prepaid rent and other	31,567

Net cash provided by operating activities	1,293,901

Cash flows from investing activities
Additions to land improvements	(3,706)
Additions to building and improvements	(115,289)
Additions to furniture, fixtures and equipment	(152,035)

Net cash used in investing activities	(271,030)

Cash flows from financing activities
Principal payments on mortgage note payable	(196,685)
Distributions	(656,000)

Net cash used in financing activities	(852,685)

Net increase in cash and cash equivalents	170,186

Cash and cash equivalents, beginning of year	87,914

Cash and cash equivalents, end of year	$258,100

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$1,112,131

The accompanying notes are an integral part of these financial statements.

5

CRV Señorial S.E., LP, LLLP

Notes to Financial Statements
December 31, 2003

1.	Business

CRV Señorial S.E., LP, LLLP (the “Partnership”) was formed in May 2001 to own and operate El Señorial Plaza (the “Property”) located in Rio Piedras, Puerto Rico.

CRV Señorial LLC, S.E. (the “General Partner”), is required to maintain a 1% interest in the Partnership. All distributions by the Partnership are made at the General Partner’s discretion and are paid 1% to the General Partner and 99% to the limited partner, Caribbean Retail Ventures LLC, S.E (the “Limited Partner”).

2.	Summary of Significant Accounting Policies

Use of Estimates

The Partnership prepares its financial statements in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclose contingent assets and liabilities at the date of the financial statements and report amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Revenues are recognized on the accrual basis as income is earned. Certain long-term leases provide for accelerating payment terms over the life of the lease or for rent-free periods. The Partnership recognizes base rental revenue by amortizing the total lease payments using the straight-line method. Revenues from common area maintenance and real estate taxes represent the pass through of these costs to tenants in accordance with the terms of the leases. Percentage rents are recognized as revenue on an accrual basis. The Partnership defers recognition of percentage rental income until the specified sales target (i.e., breakpoint) that triggers the percentage rent is achieved.

Income Taxes

The Partnership is organized in the state of Delaware. However, the Partnership is required to file annual partnership income tax returns with the Department of the Treasury of the Commonwealth of Puerto Rico. No provision has been made in the financial statements for federal or state taxes on income since the partners are individually responsible for taxes on their share of the Partnership’s taxable income.

Reclassifications

Certain amounts in the prior year have been reclassified to conform to the current year presentation.

Real Estate

Real estate is stated at cost, less accumulated depreciation. Depreciation is provided for using the straight-line and 150% declining balance methods. Repairs and maintenance are charged to expense as incurred.

Management reviews the real estate for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Management determines whether impairment in value has occurred by comparing the estimated future undiscounted cash flows of the asset, including its residual value to its carrying value. If impairment is indicated, the real estate is adjusted to fair value. At December 31, 2003, management believes that there is no impairment.

6

CRV Señorial S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

Cash and Cash Equivalents

The Partnership considers all highly liquid investments with maturity of three months or less at the time of acquisition to be cash equivalents.

Escrow Deposits

Escrow deposits consist of mortgage escrow balances for real estate taxes, insurance and capital expenditures pursuant to the mortgage note agreement.

Deferred Costs

Deferred costs include financing costs and leasing commissions and are presented net of accumulated amortization.

Financing costs, principally loan origination and related fees, are deferred and amortized using the straight-line method, which approximates the interest method, over the related loan’s term. At December 31, 2003, deferred financing costs were $96,759, less accumulated amortization of $35,564.

Leasing commissions are deferred and amortized over the initial term of the related lease using the straight-line method. At December 31, 2003, deferred leasing costs were $119,248, less accumulated amortization of $16,386.

3.	Real Estate, net

Real estate, net is summarized as follows:

	Depreciable
	Life	2003
Land	—	$2,427,744
Land improvements	15 years	1,822,805
Building and improvements	39 years	20,645,853
Furniture, fixtures and equipment	5 - 15 years	152,035

		25,048,437
Less — accumulated depreciation		(1,759,314)

Real estate, net		$23,289,123

7

CRV Señorial S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

4.	Mortgage Note Payable

The Partnership has a mortgage note payable to a financial institution, which is collateralized by a first lien on the Property and an assignment of all current and future leases. The mortgage note bears interest at 7.18% and is payable in $109,068 monthly principal and interest installments. The mortgage note matures on May 11, 2028 with an Estimated Repayment Date of May 11, 2008, which would require an $14,112,406 balloon payment. If the balloon payment is not made on the Estimated Repayment Date, the interest rate increases to the greater of 12.18% or the Treasury Rate plus 5% until maturity. Prepayment of the mortgage note prior to the Estimated Repayment Date would require a payment of a yield maintenance premium.

The future minimum principal payments for the years ended December 31 and thereafter are due as follows:

2004	$208,301
2005	227,170
2006	244,271
2007	262,659
2008	279,442

Thereafter	$13,948,329

15,170,172

The Partnership has guaranteed the mortgage notes of CRV Del Atlantico S.E., LP, LLLP (“Atlantico”) and CRV Rexville S.E., LP, LLLP (“Rexville”), affiliates related by common ownership. The Partnership’s mortgage note has been guaranteed by Atlantico and Rexville. At December 31, 2003, the outstanding mortgage note balances for Atlantico and Rexville were $15,264,433 and $9,139,775, respectively.

5. Operating Leases

The Partnership has operating leases with tenants, which expire in various years through 2019. The leases generally provide for a base minimum annual rent, percentage rents based on sales volume, and recoveries for real estate taxes, and certain operating costs. Future minimum base rents due under noncancelable leases for the years ending December 31 and thereafter are as follows:

2004	$2,033,000
2005	1,742,000
2006	1,380,000
2007	1,051,000
2008	893,000

Thereafter	$3,540,000

10,639,000

8

CRV Señorial S.E., LP, LLLP
Notes to Financial Statements
December 31, 2003

6.	Related Party Transactions

The Partnership has entered into a property management and leasing agreement with a company (the “Property Manager”) affiliated to the General and Limited Partner. Under the terms of the agreement, in return for a fee equal to 4% of gross revenues including rents and certain other collections from Property tenants, the Property Manager operates, manages and maintains the Property.

The Property Manager is also reimbursed for payroll costs incurred on behalf of the Property. The payroll reimbursement costs, included in common area maintenance expense, for the year ended December 31, 2003 were $26,260.

The Property Manager receives a leasing commission of $2 per square foot on new and renewal leases, as defined. During the year ended December 2003, the Partnership incurred leasing commissions of $68,157.

The Partnership had an agreement with the Property Manager for administrative services which expired in May 2003. For the year ended December 31, 2003, the Partnership incurred administrative fees of $18,265.

Legal services are provided by a law firm affiliated to the General and Limited Partner. During the year ended December 31, 2003, the Partnership incurred legal costs of $22,280.

7.	Due to Seller

Due to seller represents amounts payable to the previous owners of El Señorial Plaza relating to the collection of pro-rated revenue for periods prior to the sale of El Señorial Plaza to the Partnership.

8.	Litigation

The Partnership is a party to various lawsuits arising in the ordinary course of business. Management, after consultation with its legal counsel, believes its positions to be meritorious. However, in the event that decisions are adverse, management does not believe the outcome of these matters would have a material effect on the financial statements.

* * * * * *

9

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2004

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if (i) the Company’s acquisition of the remaining three Benderson Properties not acquired at September 30, 2004 and (ii) the acquisition of the Probable CPG Properties had occurred on September 30, 2004. This proforma condensed consolidated balance sheet includes certain assumptions regarding proposed equity offering to be completed to fund a portion of the initial acquisition of the Probable CPG Properties; however, no assurances can be made that the acquisition of the Probable CPG Properties will be completed or completed using these sources. These assumptions are based on the Company’s current financing plans and do not reflect actual contracts or commitments. The actual terms of the equity offering, if any, may differ from the terms in our assumptions. The Company may adjust its financing plan based on market conditions and may choose to use other sources of financings. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Company’s Form 10-Q for the nine months ended September 30, 2004.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at September 30, 2004, nor does it purport to represent the future financial position of the Company. The Company accounted for the purchase of Benderson and will account for the purchase of the Probable CPG Properties utilizing the purchase price method of accounting. The pro forma adjustments relating to Benderson and the Probable CPG Properties are based on the Company’s preliminary purchase price allocation and certain estimates. The Company is in the process of assessing a valuation of the real estate and certain other assets for the properties acquired form Benderson. The Company plans to assess the valuation of the real estate and certain assets for the Probable CPG Properties. As a result, the purchase price allocation is preliminary and subject to change. In addition, certain assumptions have been made with regard to the Company’s anticipated financing of three Benderson properties and the initial financing of the Probable CPG Properties not acquired at September 30, 2004. Therefore, the amounts in the pro forma adjustments are preliminary and could change. There can be no assurance that the final adjustments will not be materially different from those included herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2004 (continued)

(IN THOUSANDS)
(Unaudited)

	Company	Pro Forma		Company
	Historical	Adjustments		Pro Forma
Assets
Real estate, net	$5,382,621	$1,191,027	(a)	$6,573,648
Cash and cash equivalents	23,697	—		23,697
Investments in and advances to joint ventures	256,343	—		256,343
Notes receivable	17,176	—		17,176
Real estate property held for sale, net	4,330	—		4,330
Other assets	189,623	14,713	(a)	204,336

	$5,873,790	$1,205,740		$7,079,530

Liabilities and Shareholders’ Equity
Unsecured indebtedness:
Senior notes	$1,269,151	$—		$1,269,151
Variable rate term debt	350,000	—		350,000
Revolving credit facility	550,000	277,177	(b)	827,177

	2,169,151	277,177		2,446,328

Secured indebtedness:
Revolving credit facility	20,500	—		20,500
Mortgage and other secured indebtedness	1,090,603	684,189	(c)	1,774,792

	1,111,103	684,189		1,795,292

Total indebtedness	3,280,254	961,366		4,241,620
Accounts payable and accrued expense	103,621	—		103,621
Dividend payable	59,148	—		59,148
Other liabilities	85,785	—		85,785

	3,528,808	961,366		4,490,174
Minority interests	57,495	—		57,495
Shareholders’ equity:
Preferred shares	705,000	—		705,000
Common shares	10,915	558	(d)	11,473
Paid-in-capital	1,795,030	243,816	(d)	2,038,846
Other shareholders’ equity	(223,458)	—		(223,458)

	2,287,487	244,374		2,531,861

	$5,873,790	$1,205,740		$7,079,530

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2004 (continued)

(Unaudited)

(a)	Represents the initial purchase price of the three shopping center properties and several outparcels from Benderson and the Probable CPG Properties not acquired as of September 30, 2004. The purchase of these assets is anticipated to be funded through mortgages assumed, borrowings from revolving credit facilities and a common share offering. The net increase in real estate assets is as follows (in thousands):

	Acquisition	Probable CPG
	Properties	Properties	Total
Purchase price	$32,292	$1,173,448	$1,205,740
Less: Intangible assets	(400)	(14,313)	(14,713	) (1)

Real estate, net	$31,892	$1,159,135	$1,191,027	(1)

(1)	Represents the preliminary purchase price allocation pursuant to the provisions of SFAS 141, Business Combinations. The Intangible assets represent primarily the estimated fair value of the in-place tenant leases and tenant relationships. This allocation is based upon certain estimates and is subject to change. The Company is in the process of assessing a valuation of the real estate and certain other assets for the properties acquired from Benderson. The Company plans to assess the valuation of the real estate and certain other assets for the Probable CPG Properties. The estimates utilized were based primarily on the percentage allocations consistent with information obtained for similar previous acquisitions. The Company is in the process of obtaining valuations of all related tangible and intangible assets for each property that will be recorded in the financial statements upon consummation of the sale.

(b)	Represents a net increase in the revolving credit facility debt associated with the above described probable acquisitions. Not reflected in this adjustment are the following transactions. In the fourth quarter of 2004, the Company contributed an aggregate of 25 properties to two joint ventures and utilized proceeds of approximately $297.5 million to repay indebtedness on the Company’s revolving credit facility. In addition, in December 2004 and January 2005, the Company expects to contribute five properties to a joint venture and expects to utilize proceeds of approximately $140 million to repay indebtedness on the Company’s revolving credit facility. Moreover, the Company may utilize proceeds from the sale of additional assets to joint ventures or third parties, including MDT, to further repay balances outstanding on the Company’s revolving credit facility.

(c)	Represents an increase in mortgage debt assumed to acquire the three shopping center properties from Benderson and the Probable CPG Properties as of September 30, 2004. See footnote (g) and (o) in the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004.

(d)	Represents the issuance of 5.6 million common shares at $44.78, the closing price of the Company’s common shares on December 9, 2004, net of offering costs estimated at $5.6 million. This equity offering is assumed to be completed to fund a portion of the acquisition of the Probable CPG Properties; however, no assurances can be made that the acquisition of the Probable CPG Properties will be completed using these sources. These assumptions are based on the Company’s current financing plans and do not reflect actual contracts or commitments. The actual terms of the equity offering, if any, may differ from the terms in our assumptions. The Company may adjust its financing plan based on market conditions and may choose to use other sources of financings.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004 and the Year Ended December 31, 2003

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2004 is presented as if (i) the Company and its equity affiliate’s acquisition of the Benderson Properties, (ii) the transfer of nine properties or interests therein to an effective 14.5% equity investment, (iii) the issuance of $250 million of unsecured notes in April 2004, (iv) the issuance of $170 million of preferred shares in May 2004, (v) the issuance of 15.0 million DDR common shares in May 2004 and (vi) the acquisition of the Probable CPG Properties had occurred on January 1, 2003.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2003 is presented as if (i) the merger with JDN, (ii) the Company and its equity affiliate’s acquisition of the Benderson Properties, (iii) the transfer of nine properties or interests therein to an effective 14.5% equity investment, (iv) the issuance of $250 million of unsecured notes in April 2004, (v) the issuance of $170 million of preferred shares in May 2004, (vi) the issuance of 15.0 million DDR common shares in May 2004 and (vii) the acquisition of the Probable CPG Properties had occurred on January 1, 2003.

The following unaudited pro forma information is based upon the historical consolidated results of operations of the Company for the nine months ended September 30, 2004 and the year ended December 31, 2003, giving effect to the items listed above. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto included in the Company’s Form 10-Q for the nine months ended September 30, 2004 and Form 8-K dated December 14, 2004 and filed on December 15, 2004 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 – “Accounting for the Impairment or Disposal of Long Lived Assets”) for the year ended December 31, 2003.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the items listed above had been completed on January 1, 2003, and does not purport to represent the Company’s results of operations for future periods. The Company accounted for the purchase of Benderson and will account for the purchase of Probable CPG Properties utilizing the purchase price method of accounting. The pro forma adjustments relating to Benderson and the Probable CPG Properties are based on the Company’s preliminary purchase price allocation and certain estimates. The Company engaged an appraiser to perform a valuation of the real estate and certain other assets for the properties acquired from Benderson. The Company plans to engage an appraiser to perform a valuation of the real estate and certain other assets for the Probable CPG Properties. As a result, the purchase price allocation is preliminary and subject to change. In addition, certain assumptions have been made with regard to the Company’s anticipated financing of three Benderson Properties and the initial financing of the Probable CPG Properties. Therefore, the amounts in the pro forma adjustments are preliminary and could change. There can be no assurance that the final adjustments will not be materially different from those included herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004

(In thousands, except share and per share data)
(Unaudited)

						Probable
	Company	Asset		Benderson		CPG		Company
	Historical	Transfers		Properties		Properties		Pro Forma
Revenues from rental properties	$407,288	$(7,175	) (a)	$65,617	(d)	$82,073	(l)	$547,803
Management fees and other income	30,102	(18	) (a)	54	(d)	436	(l)	31,365
				791	(h)

	437,390	(7,193)		66,462		82,509		579,168

Operating and maintenance	49,134	(860	) (a)	6,306	(d)	19,545	(l)	74,125
Real estate taxes	57,518	(737	) (a)	9,035	(d)	2,718	(l)	68,534
Depreciation and amortization	94,336	(1,200	) (a)	17,098	(e)	19,792	(m)	130,026
General and administrative	32,980			1,875	(f)	450	(n)	35,305
Transaction expenses and other	2,045							2,045

	236,013	(2,797)		34,314		42,505		310,035

Other income (expense)
Interest income	3,169							3,169
Interest expense	(92,663)	1,479	(b)	(13,461	) (g)	(20,115	) (o)	(128,935)
				(254	) (h)
	—	—		(3,921	) (i)

	(89,494)	1,479		(17,636)		(20,115)		(125,766)
Income before equity in net income of joint ventures, gain on sale of joint venture interests and minority interests	111,883	(2,917)		14,512		19,889		143,367
Equity in net income of joint ventures	30,486	(292	) (c)	1,732	(h)			31,926
Gain on sale of joint venture interests								—
Income tax of taxable REIT subsidiaries and franchise taxes	(2,257)							(2,257)
Minority interests	(3,295)	—		(349	) (j)			(3,644)

Income (loss) from continuing operations	136,817	(3,209)		15,895		19,889		169,392
Preferred dividends	(36,914)			(4,498	) (k)			(41,412)
	—	—		—

Income (loss) applicable to common shareholders from continuing operations	$99,903	$(3,209)		$11,397		$19,889		$127,980

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$1.54							$1.63 (p)

Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$1.53							$1.61 (p)

Weighted average number of common shares (in thousands):
Basic	94,509							107,264

Diluted	96,921							109,938

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004 (continued)

(In thousands, except share and per share data)
(Unaudited)

(a)	Reflects the elimination of revenues and expenses associated with the transfer of eight wholly-owned properties to an effectively owned 14.5% equity investment for the period January 1 through May 14, 2004. The non-recurring gain of approximately $38.6 million, net, associated with this transfer is not included in the pro forma condensed consolidated statement of operations but was reflected in the historical statement of operations as reported in the Company’s Form 10-Q for the nine months ended September 30, 2004.

(b)	Reflects the reduction in interest costs associated with the proceeds from the transfer of eight wholly-owned properties and one 50% owned joint venture property to an effectively owned 14.5% equity investment. Interest was calculated based on proceeds of $197.2 million and utilizing the Company’s estimated interest rate under its revolving credit facilities LIBOR + 0.8% (2.0%) through the date of acquisition. Rates will change based on market conditions.

(c)	Reflects the elimination of equity in net income of joint ventures associated with the sale of one of the Company’s 50% owned joint ventures to an effectively owned 14.5% equity investment.

(d)	Reflects the revenues and certain expenses of 90 of the Benderson Properties through the dates of acquisition and the remaining three Benderson Properties for the nine months ended September 30, 2004, not acquired as of September 30, 2004. Several of the Benderson Acquisition Properties were under development or in the lease-up phase during 2004 and, therefore, the 2004 operating results are not reflective of the future operations of the Benderson Acquisition Properties in the aggregate.

(e)	To reflect depreciation and amortization expense associated with the Benderson Acquisition Properties. Depreciation and amortization expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows (in thousands):

Fair market value of tangible real estate assets	$2,021,879
Less: Non-depreciable real estate assets	(657,353)

Depreciable buildings and improvements	$1,364,526

Intangible assets	$32,350

Depreciation expense based on 10 to 31.5 year lives	$43,808
Amortization expense based on 4 to 31.5 year lives	$2,148

Depreciation expense adjustment	$45,956

Depreciation expense through the date of acquisition or September 30, 2004	$17,098

The allocation of the fair market value of the tangible and intangible assets between non-depreciable real estate, principally land, buildings and improvements and intangible assets is preliminary and based upon certain estimates. As noted above, the Company is in the process of assessing the valuations of the tangible and intangible assets.

(f)	The general and administrative expenses of the Company have been adjusted by $1.9 million to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from this transaction.

(g)	Reflects an increase in interest expense through the date of acquisition on September 30, 2004 as follows:

Estimated interest expense on the Company’s revolving credit facilities ($501.2 million at 2.0%)	$3,616
Estimated interest expense on the Company’s term loan facility ($200 million at 2.0%)	1,500
Mortgage debt assumed (7.1%)	10,196
Amortization of excess fair value over historical cost of debt assumed	(1,851)

$13,461

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004 (continued)

(In thousands, except share and per share data)
(Unaudited)

Assumes utilization of the Company’s revolving credit facilities, which bear interest at LIBOR plus 80 basis points, and the term loan which assumed interest at LIBOR plus 75 basis points. Since the interest rate on the revolving credit facilities is based on a spread over LIBOR, the rates will periodically change. Mortgage debt includes a fair market value adjustment of approximately $30 million based on rates for debt with similar terms and remaining maturities as of May 2004. If the interest rate on the revolving credit facilities and term loan, based upon a principal amount of $701.2 million, increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense for the nine month period.

Adjustment to interest expense if rate increases 12.5 basis points	$657
Adjustment to interest expense if rate decreases 12.5 basis points	$(657)

(h)	Reflects the revenues and expenses of the 14 Joint Venture Properties and the nine transferred shopping centers, which were acquired through an effectively owned 14.5% non-controlling equity affiliate, through the date of acquisition which are summarized as follows:

	14 Joint Venture	Nine Transferred
	Properties	Properties	Total
Revenues	$10,127	$9,658	$19,785

Operating and maintenance	847	1,127	1,974
Real estate taxes	1,257	1,117	2,374
Depreciation (1)	2,104	1,646	3,750
Interest (2)	3,198	1,478	4,676
Management fees	405	386	791

	7,811	5,754	13,565

	$2,316	$3,904	$6,220

Equity in net income of joint venture (3)			$1,732

Management fee income of $791 is assumed to be earned by DDR from the equity affiliate based on a rate of 4% of total income.

The Company’s proportionate share of the purchase price was funded through cash obtained from the Company’s revolving credit facilities. As a result, an interest expense adjustment of $254 is reflected associated with the Company’s assumed $33.8 million investment in the equity investment calculated at an interest rate of 2.0%.

(1)	Determined depreciation utilizing a 40 year life for building based on the preliminary purchase price allocation.

(2)	Calculated at the affiliate’s effective market interest rate (4.0%) which assumes mortgage debt assumed of approximately $78 million and additional borrowings of approximately $235 million.

(3)	Calculated based on an effectively owned 14.5% joint venture with promoted interests.

(i)	Reflects the increase in interest expense as a portion of the Company’s purchase price was funded through the issuance of $250 million of unsecured senior notes in April 2004 at a fixed rate of 5.25%.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004 (continued)

(In thousands, except share and per share data)
(Unaudited)

(j)	Represents the minority interest expense associated with certain of the Benderson Acquisition Properties based on approximately 506,000 units through the date of acquisition.

(k)	Reflects the adjustment to dividends associated with the $170 million, 7.5%, Class I Preferred Share offering in May 2004 with offering costs of approximately $5.9 million.

(l)	Reflects the revenues and certain expenses of the 15 Probable CPG Properties for the nine months ended September 30, 2004.

(m)	To reflect depreciation and amortization expense associated with the Probable CPG Properties. Depreciation and amortization expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows (in thousands):

Fair market value of tangible real estate assets	$1,173,448
Less: Non-depreciable real estate assets	(402,692)

Depreciable buildings and improvements	$770,756

Intangible assets	$14,313

Depreciation expense based on 10 to 31.5 year lives	$24,600
Amortization expense based on 4 to 31.5 year lives	$1,789

Depreciation expense adjustment	$26,389

Depreciation expense through September 30, 2004	$19,792

The allocation of the fair market value of the tangible and intangible assets between non-depreciable real estate, principally land, buildings and improvements and intangible assets is preliminary and based upon certain estimates. As noted above, the Company plans to assess the valuation of the tangible and intangible assets.

(n)	The general and administrative expenses of the Company have been adjusted by $0.5 million to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from this transaction.

(o)	Reflects an increase in interest expense as follows:

Estimated interest expense on the Company’s revolving credit facilities ($253.3 million at 2.0%)	$3,799
Mortgage debt assumed (5.4%)	26,679
Amortization of excess fair value over historical cost of debt assumed	(10,363)

$20,115

Assumes utilization of the Company’s revolving credit facilities, which bear interest at LIBOR plus 80 basis points. Since the interest rate on the revolving credit facilities is based on a spread over LIBOR, the rates will periodically change. Mortgage debt includes a fair market value adjustment of approximately $14 million based on rates for debt with similar terms and remaining maturities as of December 2004. If the interest rate on the revolving credit facilities and term loan, based upon a principal amount of $253.3 million, increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense for the nine month period.

Adjustment to interest expense if rate increases 12.5 basis points	$237
Adjustment to interest expense if rate decreases 12.5 basis points	$(237)

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2004 (continued)

(In thousands, except share and per share data)
(Unaudited)

(p)	Pro forma income per common share is based upon the weighted-average number of DDR common shares assumed to be outstanding at September 30, 2004, which includes 15.0 million common shares issued in May 2004 (7.2 million incremental shares on a weighted average basis) and approximately 5.6 million common shares assumed to be issued with a public offering.

In accordance with the SFAS 128, basic and diluted earnings per share from continuing operations is calculated as follows:

Income from continuing operations	$169,392
Add: Gain on disposition of real estate and real estate investments	46,492	(1)
Less: Preferred stock dividends	(41,412)

Basic — Income from continuing operations and applicable to Common shareholders	174,472
Add: Operating partnership minority interests	2,265

Diluted — Income from continuing operations and applicable to Common shareholders	$176,737

(1)	Amount represents actual gain on sale of assets from DDR for the nine month period ended September 30, 2004. This amount includes a non-recurring gain associated with the transfer of eight properties to an effectively owned 14.5% joint venture of aggregating approximately $38.6 million as reported in the Company’s Form 10-Q for the nine months ended September 30, 2004 net of the amount deferred relating to the Company’s retained ownership interest.

Number of shares:
Basic — average shares outstanding	107,264
Effect of dilutive securities:
Stock options	1,305
Operating partnership minority interests	1,293
Restricted stock	76

Diluted shares — average shares outstanding	109,938

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$1.63
Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$1.61

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003

(In thousands, except share and per share data)
(Unaudited)

			JDN						Probable
	Company		Pro Forma		Asset		Benderson		CPG		Company
	Historical	JDN (a)	Adjustments		Transfers		Properties		Properties		Pro Forma
Revenues from rental properties	$440,165	$21,306	$—		$(14,244	) (f)	$174,369	(i)	$108,788	(r)	$728,477
							(1,907	) (j)
Management fees and other income	28,053	471	—		(29	) (f)	93	(i)	854	(r)	31,328
							1,886	(n)

	468,218	21,777	—		(14,273)		174,441		109,642		759,805

Operating and maintenance	63,270	3,044	—		(1,617	) (f)	19,991	(i)	24,750	(r)	109,084
							(354	) (j)
Real estate taxes	57,696	2,009	—		(1,151	) (f)	23,075	(i)	3,547	(r)	84,810
							(366	) (j)
Depreciation and amortization	93,805	4,560	(171	) (b)	(2,360	) (f)	45,956	(k)	26,389	(s)	168,179
General and administrative	40,820	3,926	—	(c)			5,000	(l)	600	(t)	50,346
Transaction expenses and other	9,190	15,355	—	(c)							24,545

	264,781	28,894	(171)		(5,128)		93,302		55,286		436,964

Other income (expense)
Interest income	5,082	—	—								5,082
Interest expense	(89,338)	(6,335)	1,755	(d)	3,943	(g)	(35,990	) (m)	(26,820	) (u)	(166,906)
							(677	) (n)
	—	—	—		—		(13,444	) (o)

	(84,256)	(6,335)	1,755		3,943		(50,111)		(26,820)		(161,824)
Income before equity in net income of joint ventures, gain on sale of joint venture interests and minority interests	119,181	(13,452)	1,926		(5,202)		31,028		27,536		161,017
Equity in net income of joint ventures	44,967	281	—		(924	) (h)	4,018	(n)			48,342
Gain on sale of joint venture interests	7,950	—	—		—						7,950
Minority interests	(5,365)	(32)	—		—		(855	) (p)			(6,252)

Income (loss) from continuing operations	166,733	(13,203)	1,926		(6,126)		34,191		27,536		211,057
Preferred dividends	(51,205)	(945)	945				(12,750	) (q)			(64,900)
	—	—	(945	) (e)	—		—

Income (loss) applicable to common shareholders from continuing operations	$115,528	$(14,148)	$1,926		$(6,126)		$21,441		$27,536		$146,157

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$2.32										$2.17 (v)

Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$2.28										$2.14 (v)

Weighted average number of common shares (in thousands):
Basic	81,903										106,029

Diluted	84,188										108,819

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (continued)

(In thousands, except share and per share data)
(Unaudited)

(a)	Results of JDN for the period January 1, 2003 through March 12, 2003, the date preceding the merger, as recorded in historical records.

(b)	To reflect depreciation and amortization expense associated with JDN. Depreciation and amortization expense is calculated based on the final purchase price allocation. The adjustment is calculated as follows:

Fair market value of tangible real estate assets	$1,030,625
Less: Non-depreciable real estate assets	(368,893)

Depreciable buildings and improvements	$661,732

Intangible assets	$13,102

Depreciation expense based on 31.5 year life through the date of the merger	$4,086
Amortization expense based on 4 to 31.5 year lives through the date of the merger	$303
Less: Depreciation expense recorded by JDN	(4,560)

Depreciation expense adjustment	$(171)

(c)	DDR’s management had estimated that there would have been a reduction of general and administrative expense as a result of the JDN merger of approximately $3.0 million on a pro forma basis. In addition, DDR’s management believed that the transaction costs and other costs of approximately $15.4 million incurred by JDN were not indicative of the operations of the business. The general and administrative expense and settlement expense savings have not been adjusted for in the pro forma condensed consolidated statement of operations. There can be no assurance that DDR will be successful in realizing anticipated costs savings.

(d)	Reflects the decrease in interest expense relating to JDN as follows:

Elimination of JDN’s amortization of mortgage procurement costs	$(411)
Estimated interest savings due to DDR’s lower borrowing costs	(501)
Amortization of excess fair value over historical cost of debt assumed	(843)

$(1,755)

Assumes utilization of DDR’s revolving credit facilities which bore interest at LIBOR plus 100 basis points compared to JDN’s secured revolving credit facility which bore interest at LIBOR plus 212.5 basis points creating an interest savings of approximately $0.5 million, based on JDN’s estimated average outstanding borrowings of approximately $229 million. Interest assumed to be capitalized is not considered material. DDR refinanced amounts outstanding under JDN’s secured revolving credit facility at the time of the merger.

Since the interest rate on the revolving credit facilities are based on a spread over LIBOR, the rates will periodically change. If the interest rate on the revolving credit facilities increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense.

Adjustment to annual interest expense if rate increases 12.5 basis points	$62
Adjustment to annual interest expense if rate decreases 12.5 basis points	$(62)

(e)	Reflects (i) the elimination of the dividend on the 2,000,000 JDN 9 3/8% Series A Cumulative Redeemable Preferred Shares which were exchanged for 2,000,000 DDR 9-3/8% Cumulative Redeemable Voting Preferred Shares and (ii) the corresponding dividends assumed to be paid on the 2,000,000 DDR 9-3/8% Cumulative Redeemable Voting Preferred Shares.

(f)	Reflects the elimination of revenues and expenses associated with the transfer of eight wholly-owned properties to an effectively owned 14.5% equity investment. The non-recurring gain of approximately $38.6 million, net, associated with this transfer is not included in the pro forma condensed consolidated statement of operations but was reflected in the historical statement of operations as reported in the Company’s Form 10-Q for the nine months ended September 30, 2004.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (continued)

(In thousands, except share and per share data)
(Unaudited)

(g)	Reflects the reduction in interest costs associated with the proceeds from the transfer of eight wholly-owned properties and one 50% owned joint venture property to an effectively owned 14.5% equity investment. Interest was calculated based on proceeds of $197.2 million and utilizing the Company’s estimated interest rate under its revolving credit facilities (2.0%).

(h)	Reflects the elimination of equity in net income of joint ventures associated with the sale of one of the Company’s 50% owned joint ventures to an effectively owned 14.5% equity investment.

(i)	Reflects the revenues and certain expenses for the year ended December 31, 2003 of the Benderson Acquisition Properties, of which the acquisition of one property has not occurred as of December 14, 2004. Several of the Benderson Acquisition Properties were under development or in the lease-up phase during 2003 and, therefore, the 2003 operating results are not reflective of the future operations of the Benderson Acquisition Properties in the aggregate.

(j)	Reflects the elimination of three properties that will not be acquired by the Company.

(k)	To reflect depreciation and amortization expense associated with the Benderson Acquisition Properties. Depreciation and amortization expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows (in thousands):

Fair market value of tangible real estate assets	$2,021,879
Less: Non-depreciable real estate assets	(657,353)

Depreciable buildings and improvements	$1,364,526

Intangible assets	$32,350

Depreciation expense based on 10 to 31.5 year lives	$43,808
Amortization expense based on 4 to 31.5 year lives	$2,148

Depreciation expense adjustment	$45,956

The allocation of the fair market value of the tangible and intangible assets between non-depreciable real estate, principally land, buildings and improvements and intangible assets is preliminary and based upon certain estimates. As noted above, the Company is in the process of assessing the valuations of the tangible and intangible assets.

(l)	The general and administrative expenses of the Company have been adjusted by $5 million to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from this transaction.

(m)	Reflects an increase in interest expense as follows:

Estimated interest expense on the Company’s revolving credit facilities ($501.2 million at 2.0%)	$10,024
Estimated interest expense on the Company’s term loan facility ($200 million at 2.0%)	4,000
Mortgage debt assumed (7.1%)	26,404
Amortization of excess fair value over historical cost of debt assumed	(4,438)

$35,990

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (continued)

(In thousands, except share and per share data)
(Unaudited)

Assumes utilization of the Company’s revolving credit facilities, which bear interest at LIBOR plus 80 basis points, and the term loan which assumed an interest rate at LIBOR plus 75 basis points. Since the interest rate on the revolving credit facilities is based on a spread over LIBOR, the rates will periodically change. Mortgage debt includes a fair market value adjustment of approximately $30 million based on rates for debt with similar terms and remaining maturities as of May 2004. If the interest rate on the revolving credit facilities and term loan, based upon a principal amount of $701.2 million, increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense.

Adjustment to annual interest expense if rate increases 12.5 basis points	$876
Adjustment to annual interest expense if rate decreases 12.5 basis points	$(876)

(n)	Reflects the revenues and expenses of the 14 Joint Venture Properties and the nine transferred shopping centers, which were acquired through an effectively owned 14.5% non-controlling equity affiliate, for the year ended December 31, 2003 which are summarized as follows:

	14 Joint Venture	Nine Transferred
	Properties	Properties	Total
Revenues	$26,141	$21,016	$47,157

Operating and maintenance	2,950	2,291	5,241
Real estate taxes	2,969	2,158	5,127
Depreciation (1)	5,609	4,390	9,999
Interest (2)	8,529	3,941	12,470
Management fees	1,045	841	1,886

	21,102	13,621	34,723

	$5,039	$7,395	$12,434

Equity in net income of joint venture (3)			$4,018

Management fee income of $1,886 is assumed to be earned by DDR from the equity affiliate based on a rate of 4% of total income.

Certain of the Joint Venture Properties were in the lease-up phase during 2003 and two of the transferred properties were under development or in the lease-up phase during 2003 and, therefore, the 2003 operating results are not reflective of the future operations of the properties in the aggregate.

The Company’s proportionate share of the purchase price was funded through cash obtained from the Company’s revolving credit facilities. As a result, an interest expense adjustment of $677 is reflected associated with the Company’s assumed $33.8 million investment in the equity investment calculated at an interest rate of 2.0%.

(1)	Determined depreciation utilizing a 40 year life for building based on the preliminary purchase price allocation.

(2)	Calculated at the affiliate’s effective market interest rate (4.0%) which assumes mortgage debt assumed of approximately $78 million and additional borrowings of approximately $235 million.

(3)	Calculated based on an effectively owned 14.5% joint venture with promoted interests.

(o)	Reflects the increase in interest expense as a portion of the Company’s purchase price was funded from the issuance of $250 million of unsecured senior notes in April 2004 at a fixed rate of 5.25%.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (continued)

(In thousands, except share and per share data)
(Unaudited)

(p)	Represents the minority interest expense associated with certain of the Benderson Acquisition Properties based on approximately 506,000 units and an estimated annual expense of $1.69 per unit for 2003.

(q)	Reflects the adjustment to dividends associated with the $170 million, 7.5%, Class I Preferred Share offering in May 2004 with offering costs of approximately $5.9 million.

(r)	Reflects the revenues and certain expenses for the year ended December 31, 2003 of the Probable CPG Properties.

(s)	To reflect depreciation and amortization expense associated with the Probable CPG Properties. Depreciation and amortization expense is calculated based on a preliminary purchase price allocation. The adjustment is calculated as follows (in thousands):

Fair market value of tangible real estate assets	$1,173,448
Less: Non-depreciable real estate assets	(402,692)

Depreciable buildings and improvements	$770,756

Intangible assets	$14,313

Depreciation expense based on 10 to 31.5 year lives	$24,600
Amortization expense based on 4 to 31.5 year lives	$1,789

Depreciation expense adjustment	$26,389

The allocation of the fair market value of the tangible and intangible assets between non-depreciable real estate, principally land, buildings and improvements and intangible assets is preliminary and based upon certain estimates. As noted above, the Company plans to assess the valuation of the tangible and intangible assets.

(t)	The general and administrative expenses of the Company have been adjusted by $0.6 million to reflect the estimated increased expenses expected to be incurred associated with additional operating personnel and related costs attributable to the increase in the Company’s portfolio of properties resulting from this transaction.

(u)	Reflects an increase in interest expense as follows:

Estimated interest expense on the Company’s revolving credit facilities ($253.3 million at 2.0%)	$5,066
Mortgage debt assumed (5.4%)	35,572
Amortization of excess fair value over historical cost of debt assumed	(13,818)

$26,820

Assumes utilization of the Company’s revolving credit facilities, which bear interest at LIBOR plus 80 basis points. Since the interest rate on the revolving credit facilities is based on a spread over LIBOR, the rates will periodically change. Mortgage debt includes a fair market value adjustment of approximately $14 million based on rates for debt with similar terms and remaining maturities as of December 2004. If the interest rate on the revolving credit facilities and term loan, based upon a principal amount of $253.3 million, increases or decreases by 12.5 basis points, the following adjustment would be made to interest expense.

Adjustment to annual interest expense if rate increases 12.5 basis points	$317
Adjustment to annual interest expense if rate decreases 12.5 basis points	$(317)

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2003 (continued)

(In thousands, except share and per share data)
(Unaudited)

(v)	Pro forma income per common share is based upon the weighted-average number of DDR common shares assumed to be outstanding at December 31, 2003, which includes approximately 18.0 million common shares of DDR issued in conjunction with the JDN merger (3.5 million incremental shares on a weighted average basis), 15.0 million common shares issued in May 2004 and approximately 5.6 million common shares assumed to be issued with a public offering.

In accordance with the SFAS 128, basic and diluted earnings per share from continuing operations is calculated as follows:

Income from continuing operations	$211,057
Add: Gain on disposition of real estate and real estate investments	83,907 (1)
Less: Preferred stock dividends	(54,190)
Write-off of original issuance costs associated with preferred operating partnership units and preferred shares redeemed	(10,710)

Basic — Income from continuing operations and applicable to Common shareholders	230,064
Add: Operating partnership minority interests	2,623

Diluted — Income from continuing operations and applicable to Common shareholders	$232,687

(1)	Amount represents actual gain on sale of assets from DDR and JDN during 2003. This amount excludes a non-recurring gain associated with the transfer of eight properties to an effectively owned 14.5% joint venture. This gain was reflected in the historical statement of operations as reported in the Company’s Form 10-Q for the nine months ended September 30, 2004 net of the amount deferred relating to the Company’s retained ownership interest.

Number of shares:
Basic — average shares outstanding	106,029
Effect of dilutive securities:
Stock options	1,131
Operating partnership minority interests	1,583
Restricted stock	76

Diluted shares — average shares outstanding	108,819

Per share data:
Basic earnings per share data:
Income applicable to common shareholders from continuing operations	$2.17
Diluted earnings per share data:
Income applicable to common shareholders from continuing operations	$2.14

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and operating funds available for the year ended December 31, 2003. The pro forma statement is based on the Company’s historical operating results for the twelve-month period ended December 31, 2003 adjusted for the effect of (i) the merger with JDN, (ii) the Company and its equity affiliate’s acquisition of the Benderson Properties, (iii) the transfer of nine properties or interests therein to an effectively owned 14.5% joint venture, (iv) the issuance of $250 million of unsecured notes in April 2004, (v) the issuance of $170 million of preferred shares in May 2004, (vi) the issuance of 15.0 million DDR common shares in May 2004 and (vii) the acquisition of the probable CPG Properties and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the Company’s Form 8-K dated December 14, 2004 and filed on December 15, 2004 (which financial statements reflect the impact of property sales as discontinued operations pursuant to the provisions of SFAS 144 – “Accounting for the Impairment or Disposal of Long Lived Assets”) for the year ended December 31, 2003 and (ii) the pro forma condensed consolidated financial statements of the Company included elsewhere herein.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

Estimate of Taxable Net Operating Income (in thousands):
DDRC historical income from continuing operations before extraordinary item, exclusive of property depreciation and amortization (Note 1)	$260,538
Acquired Properties — merger with JDN (Note 2)	(6,888)
Benderson Acquisition Properties — historical earnings from continuing operations, as adjusted, exclusive of depreciation and amortization (Note 2)	93,591
Asset Transfers — historical earnings from continuing operations, as adjusted, exclusive of depreciation and amortization (Note 2)	(8,486)
Probable CPG Properties – historical earnings from continuing operations, as adjusted, exclusive of depreciation and amortization (Note 2)	53,925
Issuance of $250 million of unsecured senior notes in April 2004	(13,444)
Issuance of $170 million of Preferred I shares in May 2004	—
Issuance of 15.0 million common shares in May 2004	—
Issuance of 5.6 million common shares	—
Estimated tax depreciation and amortization (Note 3):
Estimated 2003 tax depreciation and amortization	(74,178)
Pro forma tax depreciation for properties acquired during 2003	(3,569)
Pro forma tax depreciation of Benderson Acquisition Properties	(34,113)
Pro forma tax depreciation of Probable CPG Properties	(19,269)

Pro forma taxable income before dividends deduction	248,107
Estimated dividends deduction (Note 4)	(232,433)

(Note 5)	$15,674

Pro forma taxable net operating income	$—

Estimate of Operating Funds Available (in thousands):
Pro forma taxable operating income before dividend deduction	$248,107
Add pro forma depreciation	131,129

Estimated pro forma operating funds available (Note 6)	$379,236

DEVELOPERS DIVERSIFIED REALTY CORPORATION
Estimated Twelve Month Pro Forma Statement of Taxable Net Operating Income and
Operating Funds Available

(Unaudited)

Note 1 -	The historical earnings from operations represents the Company’s earnings from operations for the twelve months ended December 31, 2003 as reflected in the Company’s historical financial statements.

Note 2 -	The historical earnings from operations for the properties acquired during 2003 from the merger with JDN, the Benderson Acquisition Properties, the asset transfers and the Probable CPG Properties represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 2003 included elsewhere herein.

Note 3 -	Tax depreciation for the Company is based upon the Company’s tax basis in the properties which exceeds the historical cost basis, as reflected in the Company’s financial statements in accordance with generally accepted accounting principles, by approximately $37 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over 40-year life for tax purposes.

Note 4 -	Estimated dividends deduction is calculated as follows:

Common share dividend (106,029,000 shares x $1.69(a) per share)	$179,189
Class C Preferred shares	4,815
Class D Preferred shares	2,982
Preferred Voting shares	2,370
Class F Preferred shares	12,900
Class G Preferred shares	10,960
Class H Preferred shares	6,467
Class I Preferred shares	12,750

$232,433

(a)	The Company’s annualized dividend following the Benderson transaction is expected to be $2.04 per common share commencing with the third quarter dividend payment declared to be paid in October 2004. No pro forma adjustments have been made to the Company’s 2003 Dividends since the aggregate operating results for both JDN and Benderson in 2003 are not reflective of the future operating results due to the significant amount of assets under development or in lease up during 2003.

Note 5 -	The pro forma taxable income before dividends deduction is greater than the estimated dividend deduction for 2003 as the Company increased its quarterly dividend rate to $0.46 per share in the fourth quarter of 2003, to $0.51 per share in the third quarter of 2004 and anticipates an increase to $0.54 per share in the first quarter of 2005.

Note 6 -	Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Developers Diversified Realty Corporation (Registrant)
Date December 15, 2004	/s/ William H. Schafer
William H. Schafer
Senior Vice President and Chief Financial Officer